UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                SCHEDULE 14A
                   Information Required in Proxy Statement
                          SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                    1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|x | Preliminary Proxy Statement

| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|  | Definitive Proxy Statement

|  | Definitive Additional Materials

|  | Soliciting Material Under Rule 14a-12.

                          CORONADO EXPLORATIONS LTD
              (Name of Registrant as Specified in Its Charter)





  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):
|   |     No fee required.

|X|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     Common Stock, par value $.001 per share, of Coronado Explorations Ltd.

     (2)  Aggregate number of securities to which transaction applies:
     50,000,000 shares of Common Stock.

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: The filing fee was calculated pursuant to Exchange Act Rule 0-11 (c)(1), and is the product of multiplying 1/50 of 1% by an amount equal to the sum of (x) the product of ______________ shares of

Common Stock, par value $.001 per share, of Coronado Explorations Ltd. multiplied by $_____________ per share, and (y) $___________ payable to holders of outstanding options to purchase shares of Common Stock in exchange for the cancellation of such options.

     (4)  Proposed maximum aggregate value of transaction: $16,500

     (5)  Total fee paid:   $3.30

|   |     Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     _____________________________________________

     (2)  Form, Schedule or Registration Statement No.:

     _____________________________________________

     (3)  Filing Party:

     _____________________________________________

     (4)  Date Filed:

     _____________________________________________

                         CORONADO EXPLORATIONS LTD.
                            397 Ventura Crescent
                    North Vancouver, B.C., Canada V7N 3G7
                               (604) 985-8940

Dear Coronado Explorations Ltd. Stockholder:

      You are cordially invited to attend the Special meeting of stockholders of Coronado Explorations Ltd., a Delaware corporation, ("Coronado") to be held on __________, __________, 200_, at _____ a.m., local time, at The
Conference Room, Suite 115 - 1850 E. Flamingo Road, Las Vegas, Nevada 89119. At the Special meeting, you will be asked to consider and vote upon;

1. The Merger Agreement, dated as of October ___, 2001, by and among Coronado, Coronado Subsidiary Corp., a Nevada corporation and a wholly owned subsidiary of Coronado and Naturol, Inc., a Nevada corporation, ("Naturol") providing for the Merger (the "Merger") of Coronado Subsidiary Corp. into Naturol. Pursuant to the Merger, 50,000,000 restricted shares of Coronado will be exchanged for 100% of the issued and outstanding shares of Naturol. Following the Merger, Naturol will have merged with Coronado Subsidiary Corp. wherein Coronado Subsidiary Corp. will cease to exist and Naturol will become a wholly owned subsidiary of Coronado;

2. To elect a new board of directors for Coronado to serve through the next year, (current nominations are for Paul McClory, Isaac Moss, and Michael J.
  Ram);

3.   To change the name of Coronado Explorations Ltd. to Naturol, Inc.;

4.   To change the Company's fiscal year end to December 31;

5. To transact such other business as may properly come before the Special meeting or any adjournment or postponement.

     The board of directors has specified October 5, 2001, at the close of business, as the record date for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the special meeting. A list of the stockholders entitled to vote at the special meeting will be available for examination by any stockholder at the special meeting. For 10 days prior to the special meeting, this stockholder list will also be available for inspection by stockholders at our corporate offices at 397 Ventura Crescent, North Vancouver, B.C., Canada V7N 3GC during ordinary business hours.

     Please read the proxy statement and other materials concerning Coronado Explorations Ltd. and the merger, which were mailed with this notice, for a more complete statement regarding the proposal to be acted upon at the special meeting. This notice also constitutes notice of appraisal rights under Delaware law in connection with the merger, as described in the proxy statement.

     Our board of directors, based in part on the recommendation of a special committee of our board of directors, has determined that the merger is advisable and in the best interests of Coronado Explorations Ltd. and our stockholders and that the merger is fair to our stockholders. Accordingly, our board of directors has approved the merger agreement and the merger and recommends that you vote "FOR" adoption of the merger agreement and approval of the merger.

     The proposed Merger is an important decision for Coronado and its stockholders. The Merger cannot occur unless, among other things, the Merger agreement ("Merger Agreement") is approved by the holders of a majority of the outstanding shares of Coronado common stock entitled to vote at the Special meeting. The accompanying proxy statement explains the proposed Merger and provides specific information concerning the Special meeting. We encourage you to read this entire document carefully.

      Whether or not you plan to attend the Special meeting, please take the time to vote on the proposal submitted by completing and mailing the enclosed proxy card to us. Please sign, date and mail your proxy card indicating how you wish to vote. If you fail to return your proxy card, the effect will be a vote against the Merger.

                                   Sincerely,

                                   /S/ Mary M. Hethey
                                   Mary M. Hethey
                                   PRESIDENT AND DIRECTOR


     The Merger and other matters voted upon have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") or any state securities regulators nor has the SEC or any state securities regulator passed upon the fairness or merits of the Merger or upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

      This  proxy  statement is dated ____________, 2001, and is first  being
mailed   to  Coronado  stockholders  on  or  about  _____________,  2001   to
stockholders of record as of October 5, 2001.

                         CORONADO EXPLORATIONS LTD.
                            397 Ventura Crescent
                    North Vancouver, B.C., Canada V7N 3G7
                               (604) 985-8940

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON ________, ____________, 2001

Dear Coronado Stockholder:

       We will hold the Special meeting of Stockholders of Coronado Explorations Ltd. on _______, November ___, 2001, at ____ a.m., local time, at the Conference Room, Suite 115, 1850 E. Flamingo Rd., Las Vegas, Nevada 89119, for the following purposes:

1. The Merger Agreement, dated as of October ___, 2001, by and among Coronado, Coronado Subsidiary Corp., a Nevada corporation and a wholly owned subsidiary of Coronado and Naturol, Inc., a Nevada corporation, ("Naturol") providing for the Merger (the "Merger") of Coronado Subsidiary Corp. into Naturol. Pursuant to the Merger, 50,000,000 restricted shares of Coronado will be exchanged for 100% of the issued and outstanding shares of Naturol. Following the Merger, Naturol will have merged with Coronado Subsidiary Corp. wherein Coronado Subsidiary Corp. will cease to exist and Naturol will become a wholly owned subsidiary of Coronado;

2. To elect a new board of directors for Coronado to serve through the next year, (current nominations are for Paul McClory, Isaac Moss, and Michael J.
  Ram);

3.   To change the name of Coronado Explorations Ltd. to Naturol, Inc.;

4.   To change the Company's year end to December 31, 2001;

5. To transact such other business as may properly come before the Special meeting or any adjournment or postponement.

      The board of directors, has determined that the terms and conditions of the Merger are fair to, and in the best interests of, the Coronado stockholders and unanimously recommends that you vote "FOR" the Merger.

     Only Coronado stockholders of record at the close of business on October 5, 2001, are entitled to notice of and to vote at the Special meeting or any adjournment or postponement thereof. A complete list of the stockholders entitled to vote at the Special meeting or any adjournments or postponements of the Special meeting will be available at and during the Special meeting.

      YOUR VOTE IS IMPORTANT. TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY TO THE COMPANY, WHETHER OR NOT YOU PLAN TO

ATTEND THE SPECIAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT ANYTIME BEFORE IT HAS BEEN
VOTED AT THE SPECIAL MEETING. IF YOU RETURN A PROXY WITHOUT SPECIFYING A CHOICE ON THE PROXY, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS. IT MAY BE POSSIBLE FOR YOU TO VOTE IN PERSON AT THE SPECIAL MEETING EVEN IF YOU HAVE RETURNED A PROXY. PLEASE REVIEW THE PROXY STATEMENT FOR MORE INFORMATION.

                         By Order of the Board of Directors

                         /S/ Mary M. Hethey
                         Mary M. Hethey
                         PRESIDENT AND DIRECTOR


North Vancouver, B.C., Canada
_________ ___, 2001

                              TABLE OF CONTENTS

                                                                         PAGE

SUMMARY TERM SHEET                                              1
     Date, Time and Place                                       1
     Purpose of the Meeting                                     1
     Stockholders Entitled to Vote                              2
     Vote Required                                              2
     Parties to the Merger                                      2
     Naturol, Inc.                                              2
     Coronado Subsidiary Corp                                   3
     Terms of the Merger                                        3
     Exchange of Certificates                                   3
     Recommendation of Coronado's Board of Directors            3
     Dissenters' Rights                                         4
     Federal Income Tax Consequences                            4
     Interest of Certain Persons in the Merger                  4
     Regulatory and Third Party Approvals                       5
     Conditions to the Merger                                   5
     Termination                                                5
     Effective Time                                             5
     Operation of Naturol after the Merger                      5

QUESTIONS AND ANSWERS ABOUT THE MERGER                          7

WHO CAN HELP ANSWER YOUR QUESTIONS                              7

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS      8

THE SPECIAL MEETING                                             9
     Time, Place And Date                                       9
     Purpose Of The Meeting                                     9
     Record Date And Voting At The Special Meeting              9
     Votes Required                                            10
     Solicitation And Proxy Solicitor                          10
     Revocation And Use Of Proxies                             10
     Adjournments Or Postponements                             10
     Insider Participation in Compensation Decision            11
     Board of Directors Report on Executive Compensation       11
     Audit Committee (No Audit Committee Exists)               11
     Independent Auditors                                      11

SPECIAL FACTORS OF MERGER                                      12
     Background Of The Merger                                  12
     Reasons For The Merger                                    12

     Recommendation Of The Board Of Directors                  12
     About Naturol, Inc.                                       13
     Certain Effects Of The Merger                             18
     Federal Income Tax Consequences                           18
     Selected Financial Information                            20

THE MERGER                                                     21
     Effective Time                                            21
     The Merger And Merger Consideration                       21
     Regulatory Requirements                                   21
     Anticipated Tax and Accounting Treatment                  22
     Dissenter's and Appraisal Rights                          22
     Fees And Expenses                                         26

THE MERGER AGREEMENT                                           26
     Representations And Warranties                            26
     Conduct Of Business Prior To The Merger                   26
     Additional Agreements Of Coronado                         27
     Director And Officer Indemnification                      27
     Cooperation And Reasonable Efforts                        28
     Conditions To The Merger                                  28
     Termination Of The Merger Agreement                       29
     Extension, Waiver And Amendment                           30
     Election of Directors                                     30
     Board of Directors Meeting                                31
     Summary Compensation                                      31

DIRECTORS AND EXECUTIVE OFFICERS OF CORONADO EXPLORATIONS      32
     Executive Officers at Present                             32

PRINCIPAL STOCKHOLDERS OF CORONADO EXPLORATIONS                33

OTHER MATTERS                                                  33

EXPENSES OF PROXY SOLICITATION                                 33

WHERE YOU CAN FIND MORE INFORMATION                            34

APPENDICES
     Appendix A - Merger Agreement                            A-1
     Appendix B - Rights of Dissenting Owners                 B-1

                             SUMMARY TERM SHEET

     Throughout this proxy statement the term "Merger" means the Merger among Naturol, Inc., a Nevada corporation ("Naturol"), Coronado Explorations Ltd., a Delaware corporation ("Coronado") and Coronado Subsidiary Corp., a wholly owned subsidiary of Coronado, whereby Naturol will have merged with Coronado Subsidiary Corp. wherein Coronado Subsidiary Corp. will cease to exist and Naturol will become a wholly owned subsidiary of Coronado. The term "Merger Agreement" means the Agreement and Plan of Merger dated as of October __, 2001, among Naturol, Coronado and Coronado Subsidiary Corp. A copy of the Merger Agreement is attached as Appendix A to this proxy statement.

      This summary highlights selected information included in this proxy statement. This summary may not contain all of the information that is important to you. For a more complete understanding of the Merger and the other information contained in this proxy statement, you should read this entire proxy statement carefully, as well as the additional documents to which it refers. For instructions on obtaining more information, see "Where You Can Find More Information."

     IN ADDITION TO CERTAIN OTHER MATTERS WHICH WILL BE VOTED ON, THE MERGER IS OF GREAT IMPORTANCE TO THE STOCKHOLDERS OF CORONADO EXPLORATIONS BECAUSE, IF THE MERGER AND EXCHANGE OF SHARES ARE CONSUMMATED, THE STOCKHOLDER'S EQUITY INVESTMENT IN CORONADO EXPLORATIONS WILL BE DILUTED FOR AN EQUITY INVESTMENT IN NATUROL. ACCORDINGLY, STOCKHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION SUMMARIZED BELOW AND PRESENTED ELSEWHERE IN THIS PROXY STATEMENT.

Date,  Time  and Place  of  the
Special   meeting  of  Coronado  _______, ______ ___, 2001, at ___ a.m., Las
Stockholders                     Vegas  time, at the Conference Room,  Suite
                                 115,  1850  East Flamingo Rd.,  Las  Vegas,
                                 Nevada,   ("the  Special  Meeting").   (See
                                 "INTRODUCTION")

Purpose of the Meeting           1.    To  consider and vote upon the Merger
                                   Agreement, dated as of October __, 2001, by
                                   and  among  Coronado, Coronado Subsidiary
                                   Corp.,  a  wholly  owned  subsidiary   of
                                   Coronado  and Naturol, Inc.,  ("Naturol")
                                   providing for the Merger (the "Merger") of
                                   Coronado  Subsidiary Corp. into  Naturol.
                                   Pursuant   to   the  Merger,   50,000,000
                                   restricted shares of Coronado will be exchanged for 100% of the issued and outstanding shares of Naturol. Following the Merger, Naturol will have merged with Coronado Subsidiary Corp. wherein Coronado

                                   Subsidiary Corp. will cease to exist  and
                                   Naturol   will  become  a  wholly   owned
                                   subsidiary of Coronado.

                                 2.    To elect a new board of directors for
                                   Coronado to serve through the next year, (current nominations are for Paul McClory, Isaac Moss, and Michael J. Ram);

                                 3.     To   change  the  name  of  Coronado
                                   Explorations Ltd. to Naturol, Inc.;

                                 4.    To  change the Company's year end  to
                                   December 31, 2001;

                                 5.   To transact such other business as may
                                   properly come before the Special meeting or any adjournment or postponement.

Stockholders Entitled to Vote    Only  Coronado stockholders  of  record  at
                                 5:00  p.m.,  Las Vegas time on  October  5,
                                 2001 are entitled to notice of and to vote at the Special Meeting.

Vote Required                    Under   Delaware  law,  the  approval   and
                                 adoption  of the Merger Agreement  requires
                                 the  affirmative vote of the holders  of  a
                                 majority  of  the  Coronado  Common   Stock
                                 outstanding  and  entitled  to  vote.   See
                                 "Introduction,"   and   "The    Merger-Vote
                                 Required."

Parties to the Merger:
     Coronado Coronado Explorations Ltd., a Delaware corporation was formed in February of 1999, is engaged in the exploration of mineral properties.

                                 The principal executive offices of Coronado
                                 are  located at 397 Ventura Crescent, North
                                 Vancouver, B.C., Canada V7N 3G7. (604) 985-
                                 8940

     Naturol, Inc.               Naturol,  Inc.,  a Nevada  corporation  was
                                 formed in June of 2001 and is engaged in  a
                                 process   and   apparatus   for   preparing
                                 extracts  and  oils from plants  and  other
                                 materials.   The Company has  acquired  the
                                 rights  to  several  International  patents
                                 which  were  primarily  developed  by   Dr.
                                 Frederick Wilde.  The Company is engaged in
                                 the  business  of  both  manufacturing  and
                                 marketing  plant extracts and  selling  its
                                 Extraction    Technology    to    qualified
                                 licensees in the United States, Canada and Mexico

                                 The principal executive offices of Naturol, Inc. are located at 6265 Stevenson Way, Las Vegas, Nevada 89120.

     Coronado Subsidiary Corp.   Coronado   Subsidiary   Corp.,   a   Nevada
                                 corporation and wholly owned subsidiary of Coronado, was formed solely to merge with and into Naturol and consequentially cease to exist.

Terms of the Merger              As   a   result   of  the  Merger   Naturol
                                 shareholders will receive 50,000,000 shares
                                 of  common  stock,  $0.001  par  value,  of
                                 Coronado   ("Coronado  Common  Stock")   in
                                 exchange  for 100% of their Naturol  common
                                 Stock.  See  "The Merger-Capitalization  of
                                 Coronado and Exchange of Shares."

Exchange of Certificates         If  the Merger is consummated, exchange  of
                                 certificates  formerly representing  shares
                                 of  Naturol  Common Stock for  certificates
                                 representing  the  appropriate  number   of
                                 shares  of  Coronado Common Stock  will  be
                                 made  upon  surrender  to  Sperry  Young  &
                                 Stoecklein,  ("Exchange  Agent")  1850   E.
                                 Flamingo Rd., Suite 111, Las Vegas, Nevada,
                                 89119,   of   the   certificates   formerly
                                 representing 100% of Naturol Common Stock.

Recommendation   of    Coronado
Board of Directors; Reasons for  The board of directors of Coronado has duly
the Merger; Fairness             approved  and executed the Merger Agreement
                                 and recommends a vote in favor of it in the
                                 belief  that  the Merger  is  in  the  best
                                 interest  of Coronado stockholders.  Before
                                 giving  this  approval, the Coronado  board
                                 reviewed a number of factors, including the
                                 terms  of the Merger Agreement, the  shares
                                 being  issued  to Naturol, and  information
                                 regarding    the    financial    condition,
                                 operations  and prospects of  both  Naturol
                                 and Coronado. The Coronado board also found
                                 that  the value of the Naturol Common Stock
                                 to   be   issued  pursuant  to  the  Merger
                                 Agreement compared favorably with the value
                                 of  Coronado Common Stock, in light of  the
                                 technology being acquired as the result  of
                                 the   Naturol   Merger  and   the   current
                                 financial  condition  and  state   of   the
                                 business of Coronado. See "Special Factors of the Merger - Recommendation of Board of Directors."

Dissenters' Rights               Holders   of  Coronado  Common  Stock   who
                                 perfect  dissenters'  rights  pursuant   to
                                 Section   262   of  the  Delaware   General
                                 Corporation Law will be entitled to receive
                                 cash  of the "fair value" for their  shares
                                 in accordance with such section. TO PERFECT
                                 DISSENTERS'  RIGHTS,  IT  IS  IMPORTANT  TO
                                 FOLLOW  THE  PROCEDURES SET  FORTH  IN  THE
                                 DELAWARE   STATUTE.  See  "The   Merger   -
                                 Dissenters' Rights."

Federal Income Tax Consequences  For  federal  income tax  purposes,  it  is
                                 intended  that  the  Merger  constitute   a
                                 "reorganization" under Section 368(a)(2)(E)
                                 of  the  Internal Revenue Code so  that  no
                                 gain   or   loss  will  be  recognized   by
                                 Coronado.  See  "Special  Factors  of   the
                                 Merger - Federal Income Tax Consequences."

Interests of Certain Persons in  The    Merger   agreement   provides   that
the Merger                       indemnification  and  insurance   will   be
                                 maintained  for  Coronado  shall,  to   the
                                 fullest extent permitted by applicable law,
                                 indemnify,  defend and hold  harmless  each
                                 person who is now, or has been at any  time
                                 prior  to  the date hereof, or who  becomes
                                 prior  to  the Effective Time, a  director,
                                 officer  or employee of the parties  hereto
                                 or   any   subsidiary  thereof   (each   an
                                 "Indemnified Party" and, collectively,  the
                                 ``Indemnified Parties") against all losses, expenses (including reasonable attorneys' fees and expenses), claims, damages or liabilities. See "The Merger Agreement-
                                 "Indemnification".

Regulatory   and  Third   Party  Other  than compliance with the Hart-Scott-
Approvals                        Rodino Antitrust Improvements Act of  1976,
                                 no   material   regulatory  approvals   are
                                 required.  Failure  to obtain  non-material
                                 governmental  consents  will  not   prevent
                                 completion of the Merger. See "The Merger -
                                 Regulatory Requirements."
Conditions to the Merger;
     Termination                 Notwithstanding  approval  of  the   Merger
                                 Agreement    by    Coronado   stockholders,
                                 consummation of the Merger is subject to  a
                                 number   of   conditions  which,   if   not
                                 fulfilled or waived, permit termination  of
                                 the Merger Agreement, including the absence
                                 of   any   temporary   restraining   order,
                                 preliminary  or  permanent  injunction,  or
                                 other order preventing consummation of  the
                                 Merger  or any transaction contemplated  by
                                 the  Merger Agreement. The Merger Agreement
                                 will  terminate by its terms if the  Merger
                                 has not occurred on or prior to the earlier
                                 of  February 1, 2002 or five business  days
                                 following the Coronado stockholder approval
                                 of  the  Merger Agreement. The  Merger  may
                                 also be abandoned by mutual consent, and in
                                 certain   other  circumstances.  See   "The
                                 Merger - Conditions to the Merger."

Effective Time                   If  the  Merger  Agreement is  adopted  and
                                 approved at the Special Meeting, and all other conditions to the Merger have been met or waived, the parties expect the Merger to be effective as soon as possible following the Special Meeting. See "The
                                 Merger - Conditions to the Merger." If all conditions are not met or waived, there could be a delay in the Effective Time or the Merger Agreement could be terminated.

Operation of Coronado  (Naturol
Post Merger) after the Merger    It  is contemplated that, after the Merger,
                                 Coronado (Naturol Post Merger after name change) will operate through the current facilities of Naturol. See "The Merger."

                   QUESTIONS AND ANSWERS ABOUT THE MERGER

WHAT DOES OUR BOARD OF DIRECTORS RECOMMEND?

     Our board of directors recommends that you vote "FOR" adoption of the merger agreement and approval of the merger. Our board of directors has determined that the merger is advisable and in the best interests of Coronado and our stockholders and that the merger is fair to our stockholders.

     Our board of directors approved and recommended adoption of the merger agreement

WHAT WILL HAPPEN TO CORONADO EXPLORATIONS AFTER THE MERGER?

      If the Merger is approved by Coronado stockholders, Coronado will issue 50,000,000 shares in exchange for 100% of the shares of Naturol. Naturol's board of directors are being concurrently elected to act as the board of directors until the next stockholders meeting of Coronado. Further, concurrently with the merger closing, Coronado will change its name to Naturol, Inc., and will move its offices to the offices of Naturol.

ARE THERE RISKS TO BE CONSIDERED?

      The Merger is contingent upon, among other things, stockholder approval and governmental approvals. If any of these or other conditions are not satisfied, or for some other reason the transaction does not close, Coronado's stock would be subject to market risks.

IF MY SHARES OF CORONADO EXPLORATIONS COMMON STOCK ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

      No. The law does not allow your broker to vote your shares of Coronado common stock on the Merger at the Special meeting without your direction. You should follow the instructions from your broker on how to vote your shares. Shares that are not voted because you do not instruct your broker are called "broker non-votes," and will have the effect of a vote "AGAINST" the Merger.

IF I SEND IN MY PROXY CARD BUT DO NOT INDICATE MY VOTE, HOW WILL MY SHARES BE VOTED?

      If you sign and return your proxy card but do not indicate how to vote your shares at the Special meeting, the shares represented by your proxy will be voted "FOR" the Proposals.

WHAT IF I DON'T RETURN MY PROXY CARD?

      Since it takes a majority of the shares outstanding to approve the Proposals, not returning your proxy card is the same as voting against the Merger.

WHAT SHOULD I DO NOW TO VOTE AT THE SPECIAL MEETING?

      Sign, mark and mail your proxy card indicating your vote on the Merger in the enclosed return envelope as soon as possible, so that your shares of Coronado common stock can be voted at the Special meeting.

MAY I CHANGE MY VOTE AFTER I MAIL MY PROXY CARD?

      Yes. You may change your vote at any time before your proxy is voted at the Special meeting. You can do this in three ways:

* You can send Coronado a written statement that you revoke your proxy, which to be effective must be received prior to the vote at the Special meeting;

* You can send Coronado a new proxy card prior to the vote at the Special meeting, which to be effective must be received by Coronado prior to the vote at the Special meeting; or

* You can attend the Special meeting and vote in person. Your attendance alone will not revoke your proxy. You must attend the Special meeting and cast your vote at the Special meeting.

     Send any revocation of a proxy or new proxy card to the attention of the Corporate Secretary at Coronado, 397 Ventura Crescent, North Vancouver, B.C., Canada V7N 3G7 (604) 985-8940. If your shares are held in street name, you must follow the directions provided by your broker to vote your shares or to change your instructions.

WHO CAN HELP ANSWER YOUR QUESTIONS

      If you have more questions about the Merger or would like additional copies of the proxy statement, you should contact:

                         Coronado Explorations Ltd.
                            397 Ventura Crescent
                    North Vancouver, B.C., Canada V7N 3G7
                          Attention: Mary M. Hethey
                           President, and Director
                      Telephone Number: (604) 985-8940

                       CAUTIONARY STATEMENT CONCERNING
                         FORWARD LOOKING STATEMENTS

      This proxy statement and the documents to which we refer you to in this proxy statement contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including:

*    our financial performance and projections;

*    our growth in revenue and earnings; and

*    our business prospects and opportunities.

      You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expects," "anticipates," "contemplates," "estimates," "believes", "plans," "projected," "predicts," "potential" or "continue" or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including

*    our ability to retain the business of our significant customers;

*    our ability to keep pace with new technology and changing market needs;

*    our ability, upon completion of the merger, to obtain capital; and

*    the competitive environment of our business.

      These and other factors may cause our actual results to differ materially from any forward-looking statement.

      Forward-looking statements are only predictions. The forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, might not occur.

                             THE SPECIAL MEETING

TIME, PLACE AND DATE

      We are furnishing this proxy statement to Coronado stockholders in connection with the solicitation of proxies by the Coronado board of directors for use at the Special meeting of stockholders of Coronado to be held on ___________, _______ __, 2001, at ____ a.m., local time, at the
Conference Room, Suite 115, 1850 East Flamingo Rd., Las Vegas, Nevada, or any adjournment or postponement thereof, pursuant to the enclosed Notice of Special Meeting of Stockholders.

PURPOSE OF THE MEETING

     At the Special meeting, holders of Coronado common stock of record as of the close of business on October 5, 2001 will be eligible to vote upon:

1. The Merger Agreement, dated as of October __, 2001, by and among Coronado, Coronado Subsidiary Corp., a Nevada corporation and a wholly owned subsidiary of Coronado and Naturol, Inc., a Nevada corporation, ("Naturol") providing for the Merger (the "Merger") of Naturol into Coronado Subsidiary Corp. Pursuant to the Merger, 50,000,000 restricted shares of Coronado will be exchanged for 100% of the issued and outstanding shares of Naturol. Following the Merger, Naturol will have merged with Coronado Subsidiary Corp. wherein Coronado Subsidiary Corp. will cease to exist and Naturol will become a wholly owned subsidiary of Coronado;

2. To elect a new board of directors for Coronado to serve through the next year, (current nominations are for Paul McClory, Isaac Moss, and Michael J.
  Ram);

3.   To change the name of Coronado Explorations Ltd. to Naturol, Inc.;

4.   To change the Company's year end to December 31, 2001;

5. To transact such other business as may properly come before the Special meeting or any adjournment or postponement.

RECORD DATE AND VOTING AT THE SPECIAL MEETING

      The board of directors has fixed the close of business on October 5, 2001, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Special meeting and any adjournments and postponements of the Special meeting. On that day, there were 25,000,000 shares of Coronado common stock outstanding, which shares were held by approximately 74 stockholders of record. Holders of Coronado common stock are entitled to one vote per share.

     A majority of the issued and outstanding shares of Coronado common stock on the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Special meeting. If a quorum is not present, the Special meeting may be adjourned from time to time, until a quorum is present. Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum at the Special meeting for the transaction of business.

VOTES REQUIRED

      Approval of any Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Coronado common stock entitled to vote at the Special meeting. A failure to vote or a broker non-vote will have the same legal effect as a vote cast against approval of any Proposal.

      Brokers, and in many cases nominees, will not have discretionary power to vote on the proposals to be presented at the Special meeting. Accordingly, beneficial owners of shares must instruct their brokers or nominees how to vote their shares at the Special meeting.

SOLICITATION AND PROXY SOLICITOR

      Coronado will bear all expenses of the solicitation of proxies in connection with this proxy statement, including the cost of preparing and mailing this proxy statement. Coronado will reimburse brokers, fiduciaries, custodians and their nominees for reasonable out-of-pocket expenses incurred in sending this proxy statement and other proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of Coronado common stock. Coronado stockholder proxies may be solicited by directors, officers and employees of Coronado in person or by telephone, facsimile or by other means of communication. However, they will not be paid for soliciting proxies.

REVOCATION AND USE OF PROXIES

      The enclosed proxy card is solicited on behalf of the Coronado board of directors. A stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) delivering a written notice revoking the proxy to Coronado before the vote at the Special meeting; (ii) executing a proxy with a later date and delivering it to Coronado before the vote at the Special meeting; or (iii) attending the Special meeting and voting in person. Any written notice of revocation should be delivered to the attention of the Corporate Secretary at Coronado, 397 Ventura Crescent, North Vancouver, B.C., Canada V7N 3G7. Attendance at the Special meeting without casting a ballot will not, by itself, constitute revocation of a proxy.

     Subject to proper revocation, all shares of Coronado common stock represented at the Special meeting by properly executed proxies received by Coronado will be voted in accordance with the instructions contained in such proxies. Executed, but unmarked, proxies will be voted "FOR" approval of the Proposals.

ADJOURNMENTS OR POSTPONEMENTS

     Although it is not expected, the Special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement of the Special meeting may be made without notice, other than by an announcement made at the Special meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Special meeting, whether or not a quorum exists. Any signed proxies received by Coronado will be voted in favor of an adjournment or postponement of the Special meeting in these circumstances, unless either a written note on the proxy delivered by the stockholder directs otherwise or the stockholder has voted against the Merger agreement. Thus, proxies voting against the Merger agreement will not be used to vote for adjournment of the Special meeting for the purpose of providing additional time to solicit votes to approve the Merger agreement. Any adjournment or postponement of the Special meeting for the purpose of soliciting additional proxies will allow Coronado stockholders who have already sent in their proxies to revoke them at any time prior to their use.

INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     The Company has no separate Compensation Committee; the entire board of directors makes decisions regarding executive compensation.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     The board of directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company's behalf.

AUDIT COMMITTEE

      The  board of directors, elected not to incur the expense of  an  Audit
Committee.  Therefore,  at  this time the Company  does  not  have  an  Audit
Committee.

INDEPENDENT AUDITORS

     It is anticipated that Naturol, if the Merger is consummated, will select an independent auditor for the year ended December 31, 2001.

     Audit Fees

     For professional services rendered with respect to the audit of Coronado's annual financial statements for the year ended January 31, 2001, Coronado paid to Andersen, Andersen & Strong, L.C. fees in the amount of $1,700.

     All Other Fees

     Coronado did not pay to Andersen, Andersen & Strong, L.C. any fees in its fiscal year ended January 31, 2001 for services other than those described above.

     In view of the fact that Coronado did not pay to Andersen, Andersen & Strong, L.C. any fees in its fiscal year ended January 31, 2001 other than fees for audit services, the board of directors was not required to consider whether the provision of services other than audit services by Andersen, Andersen & Strong, L.C. is compatible with maintaining Andersen, Andersen & Strong, L.C.'s independence in performing audit services.

     A representative of Andersen, Andersen & Strong, L.C. is not expected to be present at the Special meeting.

                          SPECIAL FACTORS OF MERGER

BACKGROUND OF THE MERGER

      At a board meeting on October 9, 2001, the board of directors of Coronado determined that it was in the best interest of the Company and its stockholders to pursue a merger candidate interested in pursuing new business.

      At the October 9, 2001 board meeting, the board of directors authorized the President of Coronado to pursue the Merger with Naturol.

REASONS FOR THE MERGER

      As a result, due to the board of directors' belief that the prospect of increasing stockholder value through the pursuit of a strategic plan to reposition Coronado involved a significant degree of uncertainty as well as significant time to achieve, the board of directors determined in September 8, 2001 to consider the possible merger with Naturol as an alternative means of providing some stockholder value. After careful consideration, the board of directors concluded that a proposal for Coronado to merge with Naturol was in the best interests of the Coronado's stockholders and, accordingly, approved the Merger.

     This discussion of the information and factors considered by Coronado's board of directors is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Merger, Coronado's board did not find it practicable to, and did not quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      The board of directors, has unanimously approved the Merger Agreement, the Merger and the transactions contemplated by the Merger agreement and recommends that the stockholders vote "FOR" approval and adoption of the Merger agreement and the Merger. The board of directors believes that the consideration to be received by Coronado stockholders is fair and in the best interests of Coronado stockholders.

     The recommendation of the board of directors is based upon the following factors:

(i) reviewed the Merger agreement and discussed with the Board of Directors of Coronado the course of negotiations with Naturol;

(ii) reviewed certain internal financial and operating information, including financial forecasts and projections that were provided by Coronado, taking into account (a) the growth prospects of Coronado and the various market segments in which it competes, (b) the relation of projected trends to Coronado's historical performance and track record of meeting its forecasts, and (c) changes in management, organization structure and management practices;

(iii) considered the current and historical market prices of the Coronado common stock, as well as the limited trading volume and public float of the Coronado common stock;

(iv) compared the valuation in the public market of companies similar to that of Coronado in market, product types, and size; and

(v)  considered current economic conditions.

ABOUT NATUROL, INC.

     The following discussion relating to Naturol, Inc. contains forward-looking statements. Forward-looking statements are only predictions. The forward-looking events discussed in this section may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about Naturol, Inc. Naturol, Inc. is not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this section made from time to time by Naturol, Inc. or its representatives, might not occur.

     Naturol, Inc., ("Naturol"), was formed on June 19, 2001, as a Nevada corporation, to operate as the exclusive North American licensee for the purposes of commercializing all plant extraction technologies owned, patented or in development by Naturol Limited of Saint Hellier, Jersey. Naturol Limited's extraction technology offers a benign, safe, cost effective, high quality alternative to current extraction technologies employed in the global flavors, fragrances and pharmaceutical industries.

     It is the intention of Naturol to become a world leader in the commercialization of technology for the production of low cost, high quality extracts from all types of plant life. Naturol's business plan projects revenues from a number of sources including in-house manufacture, joint venture and royalties via licensing of the technology for specific applications.

     Naturol has yet to generate revenues from any source and there is a substantial going concern issue as to whether Naturol will ever be able to commercialize its technology and generate sufficient, if any, revenues to satisfy its working capital requirements. Since inception, Naturol has been dependent on the sale of its equity securities and loans from affiliates to satisfy its working capital needs. Naturol continues to have a working capital deficiency that raises substantial concern regarding its ability to continue as a going concern, as referenced in its audited financial statements attached to this proxy statement.

     Naturol will require substantial additional funds to fulfill its business plan and successfully commercialize its technology. Naturol intends to raise these needed funds from private placements of its securities, debt financing or internally generated funds from the licensing of its technology or the sale of products.

Narrative Description of Business

     Technology Introduction. Naturol's licensed extraction technology relates to a method of extracting and concentrating oils from materials in which the oils are already contained. More particularly, the extraction technology is concerned with the extraction of fixed and mineral oils and/or volatile oils such as essential oils from materials using a process of solvent extraction which is performed under pressure.

     The term "Fixed Oil" is usually used to describe oils of vegetable or animal origin which are not volatile oils. They routinely comprise natural mixtures of mono di and triglycerides, fatty acids, sterols (and their esters- -any organic molecule produced by combining an acid with an alcohol) and natural waxes.

     "Mineral Oil" is a term usually used to describe petrochemical oils and often derived from below ground level, which are normally mixtures of aliphatic and aromatic hydrocarbons of a very wide variety of chain length and molecular weight. These oils are often the sources of lubricating and fuel oils.

     The term "Essential Oil" is usually used to describe those volatile oils of low molecular weight which incorporate the fragrance and flavor of components derived from plant materials.

     Traditional Extraction

     Historically, solvents such as hexane, petroleum fractions, benzene and methylene chloride have been widely used to extract fragrant oils, which are flavorsome oleo-resins and drug containing extracts from an enormous range of plant based raw materials. These solvents are in common use even in the engineering, petroleum and mineral industries, where they are often used to de-grease raw materials containing or coated in oil and to clean metal parts, by the removal of oily lubricating preparations. Useful amounts of oils have even been extracted from mineral raw materials such as oil shales and tar sands with such solvents. Even soils contaminated with oily industrial waste may be remediated with such solvents.

     One disadvantage of generally highly flammable conventional solvent systems such as hydrocarbon solvents, for example hexane, benzene and petroleum fractions, has always been the dangers of fire or explosion and incineration. These solvents also present further hazards to the operators of such processes because many hydrocarbon and chlorinated solvents are harmful or toxic if inhaled or ingested. They are frequently carcinogenic and all of the hydrocarbon solvents used in current practice are classed as volatile organic compounds (VOCs) which are said to have positive "Photo-Chemical Ozone generating potential" and which can also cause asthma and bronchitis.

     A further disadvantage of the most commonly used solvents, hexane and "petroleum ether", is that their boiling points (at atmospheric pressure-which is the pressure at any point in an atmosphere due solely to the weight of the atmospheric gases above the point concerned) are in excess of 50 degrees Celsius. Hence, in order to remove such solvents from the solutions of the desired extracted components, the desired component must either be exposed to high temperatures or high vacuum. Both of these treatments detract from and are damaging and harmful to the quality of the desired component or extract. Also, the evaporation of the solvent from the solution of the oil, and the solvent recovery by condensation is expensive on account of the energy costs. The finished products from such processes are often intended for public consumption and the presence of toxic or harmful residues may present difficulties when seeking regulatory approval of the finished product.

     These problems become even more serious when (as is increasingly the case) statutory authorities are demanding that the solvent residue levels in oils sold for use in human food products are required to meet increasingly stringent requirements such as solvent residue levels of only 50, 10 and even 1 part per million. Achieving such levels of solvent residue requires that the solution and extract be exposed to very high vacuum and/or very high temperatures. Such treatment can result in serious loss of the precious volatile components from the extracts and serious thermal damage to the desirable component.

     A strategy to overcome these problems has long been to employ hydrocarbon solvents such as butane and even propane (in liquid form under pressure). However, these processes are even more dangerous, as any leakage of the (usually odorless) solvent vapors from the operating equipment, poses a greatly enhanced risk and chance of explosion and incineration.

     The use of less flammable solvents such as chlorinated hydrocarbon solvents has gone some way in reducing these risks. For example, the use of methylene chloride to extract valuable components such as caffeine from coffee and tea has become common. Similarly, perchloroethylene has a long history of use in the dry cleaning industry to de-grease oily clothing.

     However, many of the traditional chlorinated solvents present their own problems. Most of these materials are either harmful or toxic or may be damaging to the environment. Their vapors are believed to deplete the protective ozone in the stratosphere. Many of these chlorinated solvents are also greenhouse gases and may lead to global warming.

     Naturol's Extraction Technology

     Naturol's process allows for the extraction of high quality, desirable components such as oils, pigments, pharmacologically active ingredients and resins from a wide range of substrates including plant, animal and mineral matter, of both earthly and marine origin. The same process, when using the solvent systems according to an embodiment of the invention, is able to extract fixed and mineral oils.

     Naturol's process comprises the contacting of the substrate (such as bulk raw material in which the desired component is already contained) with a solvent so as to allow the desired component to dissolve in the solvent. This allows for the removal and separation of the solution of the desired component in the solvent from the substrate. Further, it provides for the removal of the solvent from the solution and its recovery for recycling and re-use, and for the harvesting of the solute (desired dissolved substance) from which the solvent has been removed. The solute, in such cases, comprises the desired component so that the extracted oil may easily satisfy any present or future regulatory requirements. Naturol's process is also intended to dispense with the need for evaporation and condensation of large quantities of solvents in order to obtain the final product from the solvent.

     Market Overview.

     Naturol believes that its extraction technology has applications in a variety of important markets in North America. These include Fixed Oils (such as the extraction of oils from Soybean, Sunflower, Maize, Canola, etc.), Volatile oils and bioactive compounds for the Pharmaceutical, Food, Fragrance and bio-insecticide markets.

      The extraction of Oils and Bioactive compounds from plants is a multi-billion dollar global business with far reaching applications to the flavors, fragrances and pharmaceutical industries. A February 2001 market research report by The Freedonia Group reports that the US demand for Plant-Derived Chemicals was in excess of $2 billion in 2000 with worldwide demand exceeding $8.4 billion. US sales are projected to approach $2.8 billion by 2005.

Product Development

     Industries in which Naturol intends to operate are characterized by rapid technological changes. There can be no assurance that Naturol's extraction technology will not be rendered obsolete as a result of technological developments. New developments are expected to continue at a rapid pace in both industry and academia. There can be no assurance that research and development by others will not render Naturol's product non-competitive or obsolete. Many companies with substantially greater resources than Naturol are engaged in the development of products and approaches to address areas of these markets. Commercial availability of such systems could render Naturol's product obsolete, and would have a materially adverse effect on its business, financial condition and results of operations.

     Recently Naturol formed Naturol Canada Limited as a 49% owned subsidiary of Naturol to provide a vehicle for the development of its technology in Canada. Naturol Canada Limited is negotiating an agreement with PEI Food
Technology Centre in Charlottetown, Prince Edward Island, Canada. The Food Technology Centre is a Provincially funded research institute involved in the development of innovative food products and processes which add value to locally produced food products in Prince Edward Island.

     The PEI Food Technology Centre and Naturol Canada Limited have initially agreed to form an alliance to jointly develop Naturol's plant extraction technology over a nine month period and to assess the potential value of Naturol's technologies as applied to certain local plant and acquatic materials in Prince Edward Island and neighboring Canadian Provinces. At the successful conclusion of the period it is anticipated that Naturol Canada

Limited and the Food Technology Centre will establish a world class Toll Extraction Facility on Prince Edward Island to service companies in Canada and the United States who wish to access state of the art plant extraction technology.

     License Agreement.

     On August 20, 2001 Naturol entered into a License Agreement with Naturol Limited, incorporated under the laws of Jersey on April 29, 1998. Naturol Limited obtained the Extraction Technology in an agreement executed by and between Naturol Limited and Dr. Peter Wilde, wherein Mr. Wilde received 2,500 shares of stock of Naturol Limited. In addition, Willow Holdings, Inc., controlled by the interests of Paul McClory, president and a director of Naturol, owns 7,500 shares of stock of Naturol Limited, the Licensor of the extraction technology.

     The term of the license is for the term of the patent. Consideration for the license is a payment of $360,000 in the first year and a minimum payment of $360,000 annually until a first commercial sale of licensed product and for three (3) years thereafter. After license year 5, compensation will consist solely of royalties. Royalties consist of an 8% fee based on the net sales of licensed products. In addition, a 2% royalty shall be paid on the use of licensee or any sublicensee of the trademark.

     Pursuant to the terms and conditions of the License Agreement, Naturol acquired all the rights to utilize the extraction technology for purposes of manufacture, development, production, marketing, distribution, and sublicensing of such technology.

Intellectual Property

     Naturol regards the protection of its copyrights, service marks, trademarks and trade secrets as critical to its future success and will rely on a combination of copyright, trademark, service mark and trade secret laws and contractual restrictions to establish and protect its proprietary rights in products and services. Naturol will enter into confidentiality agreements with licensees, potential licensees, consultants and strategic partners in order to limit access to and disclosure of its proprietary information. These contractual arrangements or the other steps taken by Naturol to protect its intellectual property may not prove sufficient to prevent misappropriation of its technology or to deter independent third-party development of similar technologies. Naturol pursues the registration of trademarks and service marks in the United States.

Naturol has acquired the North American rights to the following intellectual property:

INTERNATIONAL PATENT         NAME                                 DATE
APPLICATION  NUMBER

PCT/GBOO/00125            Extraction  of   Fixed   Oils               1999

PCT/GBOO/02957           Extraction of Oils using ITFM                1999

GB0106972.3              Refining of crude extracts using HFC134a     2001

     The Company has been licensed the North American rights and assigned the rights to other future technology. While the patent rights are very important, Naturol's greatest protection may be its trade secrets and know-how derived from the scientific and technical knowledge of Peter Fredrick Wilde, and Naturol's other scientists and technical advisors regarding the design and functioning of extraction technology devices and the ability of these devices to produce solutions tailored to fit the needs of particular applications.

CERTAIN EFFECTS OF THE MERGER

     Coronado Subsidiary Corp. will be merged into Naturol, and Coronado will issue 50,000,000 restricted shares of its Common Stock and Coronado shall assume all current outstanding stock of Naturol. As a result of the Merger, Coronado will own the business of Naturol, and Coronado will change its name to Naturol.

FEDERAL INCOME TAX CONSEQUENCES

      The following discussion is a general summary of the material United States federal income tax consequences of the Merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), regulations promulgated by the United States Treasury Department, judicial authorities, and current rulings and administrative practice of the Internal Revenue Service (the "Service"), as currently in effect, all of which are subject to change at anytime, possibly with retroactive effect. This discussion does not address all aspects of federal income taxation that might be relevant to particular holders of Coronado common stock in light of their status or personal investment circumstances; nor does it discuss the consequences to such holders who are subject to Special treatment under the federal income tax laws such as foreign persons, dealers in securities, regulated investment companies, life insurance companies, other financial institutions, tax-exempt organizations, pass-through entities, taxpayers who hold Coronado common stock as part of a "straddle," "hedge" or "conversion transaction" or who have a "functional currency" other than the United States dollar or to persons who have received their Coronado common stock as compensation. Further, this discussion does not address the state, local or foreign tax consequences of the Merger.

     YOU SHOULD CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICABILITY TO YOUR PARTICULAR SITUATION OF THE TAX CONSIDERATIONS CONTAINED IN THIS SUMMARY AND THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS.

     Coronado has not requested an opinion, nor does Coronado intend to request an opinion to the effect that the Merger will be treated as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code. However, Coronado has attempted to structure the Merger as a reorganization for tax purposes. Since Coronado stockholders will not be receiving shares in the Merger, management determined that it would not request such an opinion.

     If  the  Merger  qualifies as a reorganization  within  the  meaning  of
Section 368(a) of the Internal Revenue Code, then, subject to the assumptions, limitations and qualifications referred to herein, the Merger should result in the following federal income tax consequence:

     No gain or loss will be recognized by Naturol in receipt of Coronado shares as the result of Naturol exchanging Naturol shares for Coronado shares.

     A successful Internal Revenue Service challenge to the reorganization status of the Merger would result in Naturol stockholders recognizing taxable gain or loss with respect to each share of Naturol stock surrendered equal to the difference between Naturol's basis in such share and the fair market value, as of the effective time of the Merger, of the Coronado common stock received in exchange therefore. In such event, Naturol's aggregate basis in the Coronado common stock so received would equal its fair market value as of the effective time of the Merger, and Naturol's holding period for such stock would begin the day after the Merger. The gain or loss generally will be a capital gain or loss.

                           SELECTED FINANCIAL DATA

     The summary financial information set forth below is derived from the unaudited financial statements of (i) Coronado for the year ending January 31, 2001 and (ii) audited financial statements for Naturol for the period June 19, 2001 (Inception) to September 30, 2001.


CONDENSED CONSOLIDATED BALANCE SHEET
                                     Historical           Historical
                                      Coronado          Naturol, Inc.
                                     Audited as     audited as of June 19,
                                         of          2001 (inception) to
                                     January 31,      September 30, 2001
                                        2001
ASSETS
Current assets:
   Cash and cash equivalents           $                   $          53,750
                                               -
   License Agreement                           -                     360,000
     Total assets                      $                   $         413,750
                                               -

LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payabl                      $                   $         360,000
                                          23,549
           Total current                  23,549                     360,000
liabilities

Stockholders' equity
  Common stock, $.001 par value,           2,500
25,000,000
  Common stock, $.001 par value,                                      48,615
48,615,000
  Additional paid in capital              21,600                      53,535
  Subscription receivable                      -                    (28,400)
  Accumulated (deficit)                 (47,649)                    (20,000)
    Total stockholders' equity          (23,549)                      53,750

      Total liabilities and            $                     $       413,750
stockholders' equity                           -


                                 THE MERGER

     THE FOLLOWING IS A BRIEF SUMMARY OF MERGER AGREEMENT, A COPY OF WHICH IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT AND INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT. YOU SHOULD READ THE MERGER AGREEMENT IN ITS ENTIRETY FOR A MORE COMPLETE DESCRIPTION OF THE MERGER. IN THE EVENT OF ANY
DISCREPANCY BETWEEN THE TERMS OF THE MERGER AGREEMENT AND THE FOLLOWING SUMMARY, THE MERGER AGREEMENT WILL CONTROL.

EFFECTIVE TIME

     The Merger agreement provides that the Merger will become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Nevada or at such other time as the parties may agree and specify in the Certificate of Merger (the "Effective Time"). If the Merger is approved at the Special meeting by the holders of a majority of all outstanding shares of common stock entitled to vote at the Special meeting, and the other conditions to the Merger are satisfied or waived, it is currently anticipated that the Merger will become effective as soon as practicable after the Special meeting; however, there can be no assurance as to the timing of the consummation of the Merger or that the Merger will be consummated.

THE MERGER AND MERGER CONSIDERATION

      At the Effective Time, Coronado Subsidiary Corp. will be merged into Naturol and will become a wholly owned subsidiary of Coronado. Pursuant to the Merger agreement and at the Effective Time:

* Coronado will issue 50,000,000 restricted shares of its Common Stock to Naturol stockholders in exchange for 100% of Naturol.

REGULATORY REQUIREMENTS

     Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), certain Merger transactions may not be consummated unless notice has been given and certain information furnished to the Antitrust Division of the United States Department of Justice (the "Antitrust Division") and the Federal Trade Commission (the "FTC") and specified waiting period requirements have been satisfied, unless earlier termination has been granted.

     Coronado and Naturol have each made their respective determination that the approval of the Department of Justice and the Federal Trade Commission will not be required. Thus, the applicable waiting period will not be required. The Department of Justice and the Federal Trade Commission, as well as a state or private person, may challenge the Merger at any time before or after its completion. Neither Coronado nor Naturol is aware of any other material governmental or regulatory approval required for completion of the Merger, other than compliance with applicable corporate law of Nevada.

ANTICIPATED TAX AND ACCOUNTING TREATMENT

     For federal income tax purposes, it is intended that the Merger constitute a "reorganization" under Section 368(a)(2)(E) of the Internal Revenue Code so that no gain or loss will be recognized by Naturol stockholders who exchange their shares of Naturol Common Stock in the Merger (except with respect to cash received in lieu of fractional shares and for shares as to which stockholders exercise dissenters' rights). Additionally, the Merger is anticipated to be accounted for as a purchase of Coronado by Naturol (more commonly referred to as a reverse acquisition).

DISSENTER'S AND APPRAISAL RIGHTS

      Coronado stockholders are entitled to dissenters rights in the proposed merger under Delaware General Corporation Law 262. A copy of the statute is attached to this proxy statement as Appendix B. Coronado stockholders who are considering exercising dissenters rights should review DGCL 262 carefully, particularly the steps required to perfect dissenters rights. No provision under Delaware law provides a stockholder the right to later withdraw a dissent and demand for payment. Set forth below is a summary of the steps to be taken by a holder of record to exercise the right to appraisal. This summary should be read in conjunction with the full text of DGCL 262.

     Holders of record of Coronado Common Stock who do not approve the Merger by written consent and who otherwise comply with the procedures set forth in
Section 262 of the DGCL, and summarized herein, will be entitled to have their shares of Coronado Common Stock appraised (the "Appraisal Shares") and will receive a payment in cash for such shares ("Appraisal Rights"). The failure of a Coronado stockholder to follow the appropriate procedures set forth in Section 262 will result in the termination or waiver of the stockholder's Appraisal Rights. A person having a beneficial interest in shares of Coronado Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect Appraisal Rights.

     THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW PERTAINING TO APPRAISAL RIGHTS UNDER THE DGCL AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF SECTION 262 WHICH IS REPRINTED IN ITS ENTIRETY AS APPENDIX B. ALL REFERENCES IN SECTION 262 AND THIS SUMMARY TO A "STOCKHOLDER" OR "HOLDER" ARE TO THE RECORD HOLDER OF THE SHARES OF CORONADO COMMON STOCK AS TO WHICH APPRAISAL RIGHTS ARE ASSERTED.

     Under the DGCL, holders of shares of Coronado Common Stock who follow the procedures set forth in Section 262 will be entitled to have their Appraisal Shares appraised by the Delaware Chancery Court and to receive payment in cash of the "fair value" of such Appraisal Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, as determined by such court.
     Under Section 262, where a proposed merger (like the Merger) is approved pursuant to a written consent of the stockholders in lieu of a meeting as provided by Section 228 of the DGCL, each constituent corporation of the merger, either before the effective time of the merger or within 10 days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to Appraisal Rights of the approval of the merger and that Appraisal Rights are available for any or all shares of such class or series of stock of such constituent corporation; provided, however, that, if the notice is given on or after the effective time of the merger, such notice shall be given by the surviving corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to Appraisal Rights. Such notice also includes a copy of Section 262, and may, if given on or after the effective time of the merger, shall, also notify such stockholders of the effective time of the merger. If such notice did not notify stockholders of the effective time of the merger, either: (i) each constituent corporation shall send a second notice before the effective time of the merger notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to Appraisal Rights of the effective time of the merger; or (ii) the surviving corporation shall send such a second notice to all such holders on or within 10 days after such effective time; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to Appraisal Rights and who has demanded appraisal of such holder's shares in accordance with Section 262 of the DGCL.

     This Proxy Statement constitutes notice to the holders of Coronado Common Stock of their Appraisal Rights as required by Section 262. Section 262 is attached to this Proxy Statement as Appendix B. Any Coronado stockholder who wishes to exercise his, her or its Appraisal Rights, or who wishes to preserve his, her or its right to do so, should review the following discussion and Appendix B carefully. Failure to comply timely and properly with the procedures specified in Section 262 will result in the loss of Appraisal Rights.

     A HOLDER OF APPRAISAL SHARES WISHING TO EXERCISE SUCH HOLDER'S APPRAISAL RIGHTS MUST: (1) NOT APPROVE THE MERGER BY WRITTEN CONSENT; AND (2) WITHIN 20 DAYS AFTER THE DATE OF MAILING OF A NOTICE FROM CORONADO OR THE SURVIVING CORPORATION NOTIFYING THE HOLDER OF APPRAISAL SHARES OF THE EFFECTIVE TIME OF THE MERGER, DEMAND IN WRITING FROM CORONADO OR THE SURVIVING CORPORATION, AS THE CASE MAY BE, APPRAISAL OF HIS, HER OR ITS SHARES. A HOLDER OF APPRAISAL SHARES WISHING TO EXERCISE SUCH HOLDER'S APPRAISAL RIGHTS MUST BE THE RECORD HOLDER OF SUCH APPRAISAL SHARES ON THE DATE THE WRITTEN DEMAND FOR APPRAISAL IS MADE AND MUST CONTINUE TO HOLD SUCH APPRAISAL SHARES OF RECORD UNTIL THE EFFECTIVE TIME OF THE MERGER. ACCORDINGLY, A HOLDER OF APPRAISAL SHARES WHO IS THE RECORD HOLDER OF APPRAISAL SHARES ON THE DATE THE WRITTEN DEMAND FOR APPRAISAL IS MADE, BUT WHO THEREAFTER TRANSFERS SUCH APPRAISAL SHARES PRIOR TO THE EFFECTIVE TIME OF THE MERGER, WILL LOSE ANY RIGHT TO APPRAISAL IN RESPECT OF SUCH APPRAISAL SHARES. FAILURE TO APPROVE THE MERGER BY WRITTEN CONSENT DOES NOT IN ITSELF CONSTITUTE A DEMAND FOR APPRAISAL.

     Only a holder of record of Appraisal Shares is entitled to assert Appraisal Rights for the Appraisal Shares registered in that holder's name. A demand for appraisal should be executed by or on behalf of the holder of record, fully and correctly, as such holder's name appears on such holder's stock certificate. If the Appraisal Shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the Appraisal Shares are owned of record by more than one person as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or owners. A record holder such as a broker who holds Appraisal Shares as a nominee for several beneficial owners may exercise Appraisal Rights with respect to the Appraisal Shares held for one or more beneficial owners while not exercising such rights with respect to the Appraisal Shares held for other beneficial owners; in such case, the written demand should set forth the number of Appraisal Shares as to which appraisal is sought. When no number of Appraisal Shares is expressly mentioned, the demand will be presumed to cover all Appraisal Shares held in the name of the record owner. Stockholders who hold their Appraisal Shares in brokerage accounts or other nominee forms and who wish to exercise Appraisal Rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

     ALL WRITTEN DEMANDS FOR APPRAISAL SHOULD BE SENT OR DELIVERED TO CORONADO, INC., 397 Ventura Crescent, North Vancouver, B.C., Canada V7N 3G7
ATTENTION: PRESIDENT.

     Within 120 days after the effective time of the Merger but not thereafter, the surviving corporation or any stockholder who has complied with the statutory requirements summarized above may file a petition in the Delaware Chancery Court demanding a determination of the fair value of the Appraisal Shares. Accordingly, it is the obligation of the stockholders to initiate all necessary action to perfect their Appraisal Rights within the time prescribed in Section 262. At any time within 60 days from the effective time of the Merger, a stockholder may withdraw his, her or its demand for appraisal, and accept the terms offered under the Merger Agreement.

     Within 120 days after the effective time of the Merger, any stockholder who has complied with the requirements for exercise of Appraisal Rights will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of Appraisal Shares and the aggregate number of holders of such Appraisal Shares not approving the Merger by written consent and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The surviving corporation must mail the statement within 10 days after it has received such written request.

     If a petition for an appraisal is timely filed, after a hearing on such petition, the Delaware Chancery Court will determine the stockholders entitled to Appraisal Rights and will appraise the fair value of their Appraisal Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.

Stockholders considering whether to seek appraisal should be aware that the fair value of their Appraisal Shares as determined under Section 262 could be more than, the same as or less than the value of the consideration they would receive pursuant to the Merger Agreement if they did not seek appraisal of their Appraisal Shares. Investment banking opinions as to fairness from a financial point of view are not necessarily opinions as to fair value under
Section 262. The Delaware Supreme Court has stated that proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court should be considered in the appraisal proceedings.

     The Delaware Chancery Court will determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose Appraisal Shares have been appraised. The costs of the action may be determined by the Delaware Chancery Court and taxed upon the parties as the Delaware Chancery Court deems equitable. The Delaware Chancery Court may also order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all the Appraisal Shares entitled to appraisal.

     Any holder of Appraisal Shares who had duly demanded an appraisal in compliance with Section 262 will not, after the effective time of the Merger, be entitled to vote the Appraisal Shares subject to such demand for any purpose or be entitled to the payment of dividends or other distributions on those Appraisal Shares (except dividends or other distributions payable to holders of record of Appraisal Shares as of a record date prior to the effective time of the Merger).

     If any stockholder who properly demands appraisal of his Appraisal Shares under Section 262 fails to perfect, or effectively withdraws or loses, his, her or its Appraisal Rights, the Appraisal Shares of such stockholder will be converted into the right to receive the consideration receivable with respect to such Appraisal Shares in accordance with the Merger Agreement. A stockholder will fail to perfect, or effectively lose or withdraw his, her or its right to appraisal if, among other things, no petition for appraisal is filed within 120 days after the effective time of the Merger, or if the stockholder delivers to the surviving corporation a written withdrawal of his, her or its demand for appraisal. Any such attempt to withdraw an appraisal demand more than 60 days after the effective time of the Merger will require the written approval of the surviving corporation.

     FAILURE TO FOLLOW THE STEPS REQUIRED BY SECTION 262 FOR PERFECTING APPRAISAL RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS (IN WHICH EVENT A STOCKHOLDER WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH APPRAISAL SHARES IN ACCORDANCE WITH THE MERGER AGREEMENT). IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF SECTION 262, CORONADO STOCKHOLDERS WHO ARE CONSIDERING OBJECTING TO THE MERGER SHOULD CONSULT THEIR OWN LEGAL ADVISORS.

FEES AND EXPENSES

      We estimate that Merger-related fees and expenses, consisting primarily of SEC filing fees, fees and expenses of attorneys and accountants and other related charges, will total approximately $___________ assuming the Merger is completed. This amount consists of the following estimated fees:

      DESCRIPTION                                     AMOUNT
      Legal fees and expenses                         25,000
      Accounting fees and expenses
      SEC filing fee                                    3.30
      Printing, solicitation and mailing costs
           Total


     Coronado will be responsible for paying all of its expenses incurred in connection with the Merger, except fees relating to Naturol attorneys fees which are unknown to Coronado.

                            THE MERGER AGREEMENT

     THE FOLLOWING IS A BRIEF SUMMARY OF CERTAIN MATERIAL PROVISIONS OF THE MERGER AGREEMENT THAT HAVE NOT BEEN PREVIOUSLY DISCUSSED. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT, WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A AND IS INCORPORATED HEREIN BY REFERENCE.

REPRESENTATIONS AND WARRANTIES

     In the Merger agreement, Coronado made customary representations and warranties to the other parties with respect to its business, organization, operations and financial condition and other matters. The Merger agreement also contains customary representations and warranties of Naturol relating to their business. The representations and warranties in the Merger agreement do not survive after the Effective Time, except certain covenants and agreements which by their terms contemplate performance following the Effective Time.

CONDUCT OF BUSINESS PRIOR TO THE MERGER

     Naturol has agreed that, until the completion or termination of the Merger, unless Coronado consents in writing, Naturol will conduct their businesses in the ordinary course of business in substantially the manner conducted prior to the date of the Merger agreement. Coronado has also agreed to, and cause its subsidiaries to, use reasonable efforts consistent with past practice and policies to preserve intact its present business organizations, keep available the services of its present officers and key employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it.

ADDITIONAL AGREEMENTS OF CORONADO EXPLORATIONS

      Coronado has further agreed, among other things specifically identified in the Merger agreement:

* to provide Naturol reasonable access to its facilities, records and all other information as Naturol may reasonably request;

* prepare and file the proxy statement with the SEC as soon as it is reasonably practicable and use reasonable best efforts to have the proxy statement cleared by the SEC under the Exchange Act;

* take all reasonable action to comply with the state blue sky or federal or state securities laws in connection with the transactions contemplated by the Merger agreement;

* cooperate with Naturol to remove any injunction or other impediment to the consummation of the Merger;

* to make all necessary filings and obtain any consents and approvals as may be required in connection with the Merger agreement and the Merger; and

* to consult with Naturol and obtain prior approval of Naturol before issuing any press release or making any other public disclosure regarding the Merger agreement or the transactions contemplated thereby, except as may be required by law, by obligations of Coronado pursuant to any listing agreement with any national securities exchange or relating to consultation with its legal counsel, financial advisor or accountants relating to the transaction contemplated by the Merger agreement.

DIRECTOR AND OFFICER INDEMNIFICATION

     (a) To the extent, if any, not provided by an existing right under one of the parties' directors and officers liability insurance policies, from and after the Effective Time, Coronado shall, to the fullest extent permitted by applicable law, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, a director, officer or employee of the parties hereto or any subsidiary thereof (each an "Indemnified Party" and, collectively, the ``Indemnified Parties") against all losses, expenses (including reasonable attorneys' fees and expenses), claims, damages or liabilities or, subject to the proviso of the next succeeding sentence, amounts paid in settlement arising out of actions or omissions occurring at or prior to the Effective Time and whether asserted or claimed prior to, at or after the Effective
Time) that are in whole or in part (i) based on, or arising out of the fact that such person is or was a director, officer or employee of such party or a subsidiary of such party or (ii) based on, arising out of or pertaining to the transactions contemplated by this Agreement. In the event of any such loss expense, claim, damage or liability (whether or not arising before the Effective Time), (i) Coronado shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties, which counsel shall be reasonably satisfactory to Coronado, promptly after statements therefor are received and otherwise advance to such Indemnified Party upon request reimbursement of documented expenses reasonably incurred, in either case to the extent not prohibited by the NGCL or its certificate of incorporation or bylaws, (ii) Coronado will cooperate in the defense of any such matter and
(iii) any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under the NGCL and Coronado's certificate of incorporation or bylaws shall be made by independent counsel mutually acceptable to Coronado and the Indemnified Party; provided, however, that Coronado shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld). The Indemnified Parties as a group may retain only one law firm with respect to each related matter except to the extent there is, in the opinion of counsel to an Indemnified Party, under applicable standards of professional conduct, conflict on any significant issue between positions of any two or more Indemnified Parties.

     (b) In the event Coronado or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity or such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, proper provision shall be made so that the successors and assigns of Coronado shall assume the obligations.

     (c) To the fullest extent permitted by law, from and after the Effective Time, all rights to indemnification now existing in favor of the employees, agents, directors or officers of Coronado and Naturol and their subsidiaries with respect to their activities as such prior to the Effective Time, as provided in Coronado's and Naturol's certificate of incorporation or bylaws, in effect on the date thereof or otherwise in effect on the date hereof, shall survive the Merger and shall continue in full force and effect for a period of not less than six years from the Effective Time.

COOPERATION AND REASONABLE EFFORTS

      Pursuant to the Merger agreement, and subject to certain conditions and limitations described therein, the parties have agreed to cooperate with each other and to use their respective reasonable best efforts to take all action under the terms of the Merger agreement and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by the Merger agreement.

CONDITIONS TO THE MERGER

      Coronado's and Naturol's respective obligations to complete the Merger and the related transactions are subject to the satisfaction or waiver of each of the following conditions before completion of the Merger:

* the representations and warranties of each party must be true and correct when made and as of the closing of the Merger, except for changes contemplated by the Merger agreement, or where such representation or warranty speaks of a different date or the failure to be true and correct could not reasonably be expected to have a material adverse effect on such party;

* each party has complied in all material respects with all of its covenants in the Merger agreement, except where the failure to perform or comply with such covenants could not reasonably be expected to have a material adverse effect on such party;

* each party has received a certificate executed on behalf of the other party's chairman of the board and chief executive officer or vice president to the effect that the conditions set forth in the immediately preceding bullet points have been satisfied;

* the Merger agreement and the Merger have been approved by the affirmative vote of a majority of the holders of the issued and outstanding shares of Coronado's common stock;

* no order, writ, injunction or decree is in force or pending that makes the Merger illegal or otherwise prohibits completion of the Merger; and

* all consents, approvals and authorization legally required to consummate the Merger and the other transactions contemplated by the Merger agreement must have been obtained from all governmental entities, including such approvals, waivers and consents as may be required under the antitrust laws.

TERMINATION OF THE MERGER AGREEMENT

     The Merger agreement may be terminated at any time before the completion of the Merger, whether before or after approval of the matters presented in connection with the Merger by the stockholders of Coronado, as summarized below:

* the Merger agreement may be terminated by mutual written consent of Naturol and Coronado;

* the Merger agreement may be terminated by either Coronado or Naturol if the conditions to completion of the Merger would not be satisfied because of either (a) a material breach of an agreement or obligation in the Merger agreement by the other party or (b) a material breach of a representation, warranty or covenant of the other party in the Merger agreement, and such breach shall not have been cured within 30 business days following receipt of written notice by the non-breaching party or is otherwise incapable of being cured;

* the Merger agreement may be terminated by either Coronado or Naturol if the Merger is not completed, without the fault of the terminating party, by February 1, 2002,

*    the Merger agreement may be terminated by either Coronado or Naturol if
  (a) a statute, rule, regulation or executive order shall have been enacted, entered or promulgated prohibiting the consummation of the Merger or (b) a final court or governmental order prohibiting the Merger is issued and is final and not appealable; provided that, the party seeking to terminate the agreement has used reasonable best efforts to remove such order; or

* the Merger agreement may be terminated by Naturol if the Merger fails to receive requisite stockholder approval.

      The party desiring to terminate the Merger agreement shall give written notice of such termination to the other party in accordance with the terms thereof. In the event of termination of the Merger agreement, no party shall have any liability or further obligation to any other party.

EXTENSION, WAIVER AND AMENDMENT

      The Merger agreement may be amended or its conditions precedent to closing waived at any time before or after the Special meeting, but after the Special meeting no amendment or waiver shall be made without the further approval of Coronado's stockholders which reduces the consideration payable to the stockholders, or changes the form of such consideration. Any amendment to the Merger agreement must be in writing and signed by all of the parties.

      Either Coronado or Naturol may, in writing, extend the other's time for the performance of any of the obligations or other acts under the Merger agreement, waive any inaccuracies in the other's representations and warranties and waive compliance by the other with any of the agreements or conditions contained in the Merger agreement.

ELECTION OF DIRECTORS

   The directors are to be elected to the board of directors, effective concurrently with the close of the Merger, for one year to serve until the 2002 Annual meeting of stockholders and until their successors are elected and qualified.

   If one or more of the nominees should at the time of the meeting be unable or unwilling to serve, the stockholders may vote for other nominees and for any substitute nominee or nominees designated by the board of directors. At this time, Coronado is not aware of any reason why the nominees named would be unavailable to serve. The following table sets forth information regarding each nominee.


                                           Positions and Offices
                                               With Coronado
Name                     Age                    Post Merger
Paul McClory              60    CEO, President, Chairman and Director
Isaac Moss                49    Secretary, Treasurer and Director
Michael J. Ram            60    Director


Paul G. McClory, age 60, is Chairman of the Board & Chief Executive Officer of Naturol, Inc. Mr. McClory is the founder of Naturol, Inc. Mr. McClory has a background in international business and bringing environmental and other technologies to commercial reality. Mr. McClory was a founding director and shareholder of Advanced Material Resources, currently listed on the Toronto Stock Exchange. In 1990 Mr. McClory founded North American Tire Recycling which was taken over by a NASDAQ listed company in 1992.

Isaac Moss, age 49, is Secretary/Treasurer and a Director of Naturol, Inc. For the past ten years Isaac Moss has specialized in providing investment banking and strategic business advisory services, initially as an independent consultant, and more recently under Securities Trading Services, Inc. of Geneva, Switzerland. Mr. Moss is a graduate of the University of Cape Town and has a Bachelor of Social Science, Masters Degree in Public Administration, and a post-graduate business qualification.

Michael J. Ram, age 60, is a Director of Naturol, Inc. Dr. Ram received his B.S. from Lafayette College, and his M.S. and D.Sc in chemical engineering from New Jersey Institute of Technology. He obtained his law degree from Seton Hall Law School in 1972, and has been practicing in the field of intellectual property law since 1973. Dr. Ram, holder of more than 20 U.S. patents, is admitted to practice before the United States Patent & Trademark Office and the state bars of California, New York, and New Jersey. Prior to entering private practice, Dr. Ram was a Senior Research Engineer with Celanese Research Company, Patent Counsel and Director of Technical Liaison for C.R.Bard, Inc.; Vice President of Research & Development for Starr Surgical; and General Counsel for Kabi Pharmacia Ophthalmics, Inc. He was formerly a partner of Arant, Kleinberg, Lerner & Ram, Senior Counsel with Loeb & Loeb, both Los Angeles law firms. He is presently Senior Counsel with Koppel & Jacobs.

     There are no family relationships between any of the above persons

     Executive officers are to be elected by the board of directors of Coronado at its meeting of directors held immediately following the Special meeting of stockholders to serve for the ensuing year or until their successors have been elected. There are no arrangements or understandings between any officer and any other person pursuant to which the officer is to be elected.

BOARD OF DIRECTORS MEETING

      The board of directors of Coronado met ______ during the fiscal year ended January 31, 2001.

SUMMARY COMPENSATION

     The compensation which the Company accrued or paid to the Officers for services in all capacities and for the fiscal years indicated, was as follows:

                                                              Long Term
                             Special Compensation           Compensation
                                               Other     Restricted
Name                  Year  Salary   Bonus    Special       Stock    Options
                                           Compensation
Mary Hethey-          2000- $2,750    -0-       -0-          -0-       -0-
President and         2001
Director
Carsten Mide-         2000-   -0-     -0-       -0-          -0-       -0-
Director              2001
Stacey Bligh-         2000-   -0-     -0-       -0-          -0-       -0-
Secretary/ Treasurer  2001


          DIRECTORS AND EXECUTIVE OFFICERS OF CORONADO EXPLORATIONS

EXECUTIVE OFFICERS AT PRESENT

     Mary Hethey, 49, is the Registrant's founder and has been its President since inception She was born in Galt, Ontario, Canada. She was educated at the University of Toronto where she obtained a Bachelor of Arts degree in honors Economics and Mathematics. Subsequent to graduation she was employed with Burrows Business Machines as a computer programmer during 1974 and 1975 in Vancouver, British Columbia. Subsequently she became a student in accounting and articled with Clarkson Gordon (1975-1978) and Collins Burrows (1978 - 1980). In 1979 she obtained her degree as a Chartered Accountant. Mrs. Hethey was the Secretary Treasurer of Goldking Resources Inc., a company listed on the OTC Bulletin Board but is no longer in that position. Nine years ago she was a director and officer of Arthurian Resources Inc. and a director of Creative Products Inc.; both companies formerly listed on the Vancouver Stock Exchange. Mrs. Hethey has had experience in mining companies having performed accounting and auditing services for them as well as being a director of Arthurian Resources Inc., a company which had a mineral property in Ontario.

     Carsten Mide, 54, has been in the property development business for the past thirty three years and in residential home building for the past 28 years. He is currently a director and officer of several private companies. Mr. Mide has not been involved in any public company either in Canada or the United States and has not been associated with any OTC Bulletin Board company to date. As noted above, Mr. Mide has had experience in mining and has been a director of several mining companies during the past several years.

     Stacey Bligh, 26, has been the Secretary Treasurer of the Registrant since its inception. She graduated from Edward Milne Secondary School in 1990 with the Dogwood Diploma after having achieved the Honor Roll Status for four consequent years before obtaining a position with Westport Design Centre where her responsibilities were preparing bid sheets for large development projects, job costing and co-coordinating activities with various departments. In 1992 she attended the University of Victoria for two years where she majored in Biology. Subsequent to leaving university Ms. Bligh became an assistant appraiser for D.R. Coell & Associates in Victoria, British Columbia where her duties comprised proof reading all residential property appraisals and ensuring the legal matters were attended to. In 1995 she moved to Whistler, British Columbia and worked for Re/Max completing all closing documentation for real estate projects. Subsequently she was employed by Whistler Resort Association where she was responsible for food and beverage accounting and supervising all staff at functions involving cash sales. Presently Ms. Bligh is employed by her personal wholly-owned company undertaking administrative work for various other companies.

PRINCIPAL STOCKHOLDERS OF CORONADO EXPLORATIONS

      The following table sets forth pre-merger and as of the day after closing, the beneficial ownership of the Coronado common stock of each beneficial owner of more than 5% of the common stock, director, officer, proposed officer and director, and all directors and officers of Coronado as a group:


                         Number       Percent       Number        Percent
                       of Shares     Of Class      of Shares     Of Class
                      (Pre-Merger) (Pre-Merger)     (Post-        (Post-
Name of Owner (1)                       (2)         Merger)     Merger) (2)
Paul McClory,
Proposed director &
officer                          0            0%    48,400,000           65%
Isaac Moss, Proposed
director & officer
                                 0            0%             0            0%
Michael J. Ram,
Proposed director                0            0%             0            0%
Mary M. Hethey,
President & director
(3)                      2,500,000           10%     2,500,000            3%
Carsten Mide,
Director (4)             2,000,000            8%     2,000,000            3%
Stacey Bligh,
Secretary &
Treasurer                  500,000            2%       500,000            1%
Jack Cewe (5)            1,750,000            7%     1,750,000            2%
Michael Thachuk (6)      1,500,000            6%     1,500,000            2%
E. Del Thachuk (7)       1,500,000            6%     1,500,000            2%
John Krushnisky (8)      1,500,000            6%     1,500,000            2%
Officers         and
Directors as a Group     5,000,000           20%    48,400,000           65%


(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security).
(2)  Figures are rounded to the nearest percentage.
(3) The sons of Mary Hethey each own 250,000 shares in the capital stock of the Company. These shares have been added to her personal shares to equal the number shown above.
(4) The wife of Carsten Mide owns 1,000,000 shares which haven been added to this total.
(5) The wife of Jack Cewe owns 1,000,000 shares which have been added to this total.
(6) The wife of Michael Thachuk owns 750,000 shares which have been added to this total.
(7) The wife of E. Del Thachuk owns 750,000 share which have been added to this total.
(8) The wife of John Krushnisky owns 750,000 shares which have been added to this total.

                                OTHER MATTERS

      As of the date of this proxy statement, the board of directors does not intend to bring any other business before the Special meeting of Coronado stockholders and, so far as is known to the board of directors, no matters are to be brought before the Special meeting except as specified in the notice of Special meeting. However, as to any other business that may properly come before the Special meeting, the proxy holders intend to vote the proxies in respect thereof in accordance with the recommendation of the board of directors.

                       EXPENSES OF PROXY SOLICITATION

     The principal solicitation of proxies will be made by mail. However, certain officers of the Company, none of whom will be compensated therefore, may solicit proxies by letter, telephone or personal solicitation. Expense of distributing this Proxy Statement to stockholders, which may include reimbursements to banks, brokers, and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by Coronado.

                     WHERE YOU CAN FIND MORE INFORMATION

     Coronado files Special, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that Coronado files with the Securities and Exchange Commission at the Securities and Exchange Commission's world wide web site at "http://www.sec.gov."

     The Securities and Exchange Commission allows Coronado to "incorporate by reference" information into this proxy statement, which means that the Coronado can disclose important information to you by referring you to other documents filed separately with the Securities and Exchange Commission. The information incorporated by reference is considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement or in later filed documents incorporated by reference in this proxy statement.

     This proxy statement incorporates by reference the documents set forth below that Coronado previously filed with the Securities and Exchange Commission. These documents contain important business and financial information about Coronado that is not included in or delivered with this proxy statement.

CORONADO EXPLORATIONS FILINGS
(FILE NO. 0-26309                  PERIOD

Registration Statement Form 10SB   Filed June 9, 1999 and amended October 15,
                                   1999 and December 27, 1999

Annual Report on Form 10-KSB       Fiscal  Years ended January 31,  2000  and
                                   2001

Quarterly Reports on Form 10-QSB   Quarters  ended April 30,200  &2001,  July
                                   31,  1999,2000 & 2001, October 31, 1999  &
                                   2000

Current Reports on Form 8-K        None

     Coronado also incorporates by reference additional documents that may be filed with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the date of the Special meeting. These include periodic reports, such as Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K, as well as proxy statements.

     Coronado has supplied all information contained or incorporated by reference in this proxy statement relating to Coronado and Naturol has supplied all such information relating to Naturol.

     You can obtain any of the documents incorporated by reference through Coronado, or the Securities and Exchange Commission's Internet web site as described above. Documents incorporated by reference are available from Coronado without charge, excluding all exhibits, except that if Coronado has specifically incorporated by reference an exhibit in this proxy statement, the exhibit will also be provided without charge. Stockholders may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from the Coronado at the following address:

                         CORONADO EXPLORATIONS LTD.
                            397 Ventura Crescent
                    North Vancouver, B.C., Canada V7N 3G7
                               (604) 985-8940


     You should rely only on the information contained or incorporated by reference in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated October ___, 2001. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. Neither the mailing of this proxy statement to stockholders nor the issuance of Coronado common stock in the merger creates any implication to the contrary.

                             FRONT SIDE OF PROXY


                                    PROXY
                         CORONADO EXPLORATIONS LTD.
                            397 Ventura Crescent
                    North Vancouver, B.C., Canada V7N 3G7
                               (604) 985-8940

                       SPECIAL MEETING OF STOCKHOLDERS

                     ______________, NOVEMBER ___, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF CORONADO EXPLORATIONS LTD.

     The undersigned stockholder of CORONADO EXPLORATIONS LTD., a Delaware corporation (the "Company"), hereby appoints _______________, as proxies, with the power to appoint his or her substitute, and hereby authorizes either of them to represent, and to vote as designated on the reverse side, all the shares of common stock of Coronado Explorations Ltd. held of record by the undersigned on November ___, 2001, at the Special Meeting of Stockholders of Coronado Explorations Ltd., to be held at The Conference Room, Suite 115 - 1850 E. Flamingo Road, Las Vegas, Nevada 89119, on __________, November ___, 2001, at __:00 a.m. local time and at all adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE BOARD OF DIRECTORS AS NOMINATED, THE APPROVAL OF THE ACCOUNTING FIRM OF WEAVER AND MARTIN, AND THE APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

          [X]  PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE

     THE BOARD OF DIRECTORS OF CORONADO EXPLORATIONS LTD. RECOMMENDS A VOTE FOR THE AGREEMENT AND PLAN OF MERGER.

     1. Proposal to approve and adopt the Merger Agreement, dated as of October __, 2001, by and among Coronado Explorations Ltd., Naturol, Inc. and Coronado Subsidiary Corp., a wholly owned subsidiary of Coronado Explorations Ltd. as heretofore and hereinafter amended, and the transactions contemplated thereby:

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

           (Continued and to be dated, and signed on reverse side)

     2. Proposal to approve the following Directors to serve effective upon closing of the Merger: Paul McClory, Isaac Moss and Michael J. Ram:

          Paul McClory   [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN
          Isaac Moss     [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN
          Michael J. Ram [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

     3. To change the name of Coronado to Naturol, Inc., to be effective upon closing of the Merger:

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

     4.   To change the Company's year end to December 31, 2001:

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

     5. Proposal to transact such other business as may properly come before the Special meeting or any adjournment or postponement:

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS, WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF AND MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

                                        Date: ___________________, 2001


_______________________________         ____________________________________
     (Signature)                             (Joint Owner's Signature)


Please sign exactly as your name appears on proxy. When signing as attorney, guardian, executor, administrator or trustee, please give title. If the signer is a corporation, give the full corporate name and sign by a duly authorized officer, showing the officer's title. EACH joint owner is requested to sign.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

APPENDIX A


                  ACQUISITION AGREEMENT AND PLAN OF MERGER

                        DATED AS OF OCTOBER 16, 2001

                                   BETWEEN

                         CORONADO EXPOLORATIONS LTD.

                                     AND

                                NATUROL, INC.

TABLE OF CONTENTS


ARTICLE 1. The Merger                                                 1
  Section 1.1.  The Merger                                            1
  Section 1.2.  Effective Time                                        1
  Section 1.3.  Closing of the Merger                                 2
  Section 1.4.  Effects of the Merger                                 2
  Section 1.5.  Board of Directors and Officers                       2
  Section 1.6.  Conversion of Shares                                  3
  Section 1.7.  Exchange of Certificates                              3
  Section 1.8.  Stock Options                                         4
  Section 1.9.  Taking of Necessary Action; Further Action            4

ARTICLE 2. Representations and Warranties of Coronado                 5
  Section 2.1.   Organization and Qualification                       5
  Section 2.2.   Capitalization of Coronado                           5
  Section 2.3.   Authority Relative to this Agreement;
                 Recommendation.                                      6
  Section 2.4.   SEC Reports; Financial Statements                    6
  Section 2.5.   Information Supplied                                 7
  Section 2.6.   Consents and Approvals; No Violations                7
  Section 2.7.   No Default                                           8
  Section 2.8.   No Undisclosed Liabilities; Absence of Changes       8
  Section 2.9.   Litigation                                           8
  Section 2.10.  Compliance with Applicable Law                       9
  Section 2.11.  Employee Benefit Plans; Labor Matters                9
  Section 2.12.  Environmental Laws and Regulations                  11
  Section 2.13.  Tax Matters                                         11
  Section 2.14.  Title To Property                                   12
  Section 2.15.  Intellectual Property                               12
  Section 2.16.  Insurance                                           12

  Section 2.17.  Vote Required                                       12
  Section 2.18.  Tax Treatment                                       13
  Section 2.19.  Affiliates                                          13
  Section 2.20.  Certain Business Practices                          13
  Section 2.21.  Insider Interests                                   13
  Section 2.22.  Opinion of Financial Adviser                        13

  Section 2.23.  Brokers                                             13
  Section 2.24.  Disclosure                                          13
  Section 2.25.  No Existing Discussion                              13
  Section 2.26.  Material Contracts                                  14

ARTICLE 3. Representations and Warranties of Naturol.                14
  Section 3.1.   Organization and Qualification                      14
  Section 3.2.   Capitalization of Naturol                           15
  Section 3.3.   Authority Relative to this Agreement;
                 Recommendation                                      16
  Section 3.4.   SEC Reports; Financial Statements                   16
  Section 3.5.   Information Supplied                                16
  Section 3.6.   Consents and Approvals; No Violations               17
  Section 3.7.   No Default                                          17
  Section 3.8    No Undisclosed Liabilities; Absence of Changes      17
  Section 3.9.   Litigation                                          18
  Section 3.10.  Compliance with Applicable Law                      18
  Section 3.11.  Employee Benefit Plans; Labor Matters               19
  Section 3.12.  Environmental Laws and Regulations                  20
  Section 3.13.  Tax Matters                                         20
  Section 3.14.  Title to Property                                   21
  Section 3.15.  Intellectual Property                               21
  Section 3.16.  Insurance                                           21
  Section 3.17.  Vote Required                                       21
  Section 3.18.  Tax Treatment                                       22
  Section 3.19.  Affiliates                                          22
  Section 3.20.  Certain Business Practices                          22
  Section 3.21.  Insider Interests                                   22
  Section 3.22.  Opinion of Financial Adviser                        22
  Section 3.23.  Brokers                                             22
  Section 3.24.  Disclosure                                          22
  Section 3.25.  No Existing Discussions                             22
  Section 3.26.  Material Contracts                                  22

ARTICLE 4. Covenants                                                 23
  Section 4.1.   Conduct of Business of Coronado                     23
  Section 4.2.   Conduct of Business of Naturol                      25
  Section 4.3.   Preparation of 8-K and the Proxy Statement          27
  Section 4.4.  Other Potential Acquirers                            27
  Section 4.5.  Meetings of Stockholders                             27
  Section 4.6.  NASD OTC:BB Listing                                  28

  Section 4.7.  Access to Information                                28
  Section 4.8.  Additional Agreements; Reasonable Efforts.           28
  Section 4.9.  Employee Benefits; Stock Option and Employee
                Purchase Plans                                       28
  Section 4.10. Public Announcements                                 29
  Section 4.11. Indemnification                                      29
  Section 4.12. Notification of Certain Matters                      30

ARTICLE 5. Conditions to Consummation of the Merger                  30
  Section 5.1.   Conditions to Each Party's Obligations to Effect
                 the Merger                                          30
  Section 5.2.   Conditions to the Obligations of Coronado           31
  Section 5.3.   Conditions to the Obligations of Naturol            31

ARTICLE 6. Termination; Amendment; Waiver                            32
  Section 6.1.  Termination                                          33
  Section 6.2.  Effect of Termination                                33
  Section 6.3.  Fees and Expenses                                    33
  Section 6.4.  Amendment                                            33
  Section 6.5.  Extension; Waiver                                    33

ARTICLE 7. Miscellaneous                                             34
  Section 7.1.  Nonsurvival of Representations and Warranties        34
  Section 7.2.  Entire Agreement; Assignment                         34
  Section 7.3.  Validity                                             34
  Section 7.4.  Notices                                              34
  Section 7.5.  Governing Law                                        35
  Section 7.6.  Descriptive Headings                                 35
  Section 7.7.  Parties in Interest                                  35
  Section 7.8. Certain Definitions                                   35
  Section 7.9. Personal Liability                                    35
  Section 7.10. Specific Performance                                 36
  Section 7.11. Counterparts                                         36

                        AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger (this "Agreement"), dated as of October 16, 2001, is between CORONADO EXPOLORATIONS LTD., a Delaware corporation ("Coronado") with a place of business at 535 Thurlow Street, Suite 801, BC, Canada, V7N 3G7, and NATUROL, INC., a Nevada corporation ("Naturol") with a place of business at 6265 Stevenson Way, Las Vegas, NV 89119.

     Whereas, the Boards of Directors of Coronado and Naturol each have, in light of and subject to the terms and conditions set forth herein, (i) determined that the Merger (as defined below) is fair to their respective stockholders and in the best interests of such stockholders and (ii) approved the Merger in accordance with this Agreement;

     Whereas, for Federal income tax purposes, it is intended that the Merger qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     Whereas, Coronado and Naturol desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

     Now, therefore, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, Coronado and Naturol hereby agree as follows:

                                  ARTICLE I

                                 The Merger

     Section 1.1. The Merger. Prior to the Effective Time (as defined below) Coronado shall take such action as is necessary to form a new corporation, as a wholly owned subsidiary of Coronado, Coronado Subsidiary Corp. ("CSC") as a Nevada corporation. At the Effective Time and upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the state of Nevada (the "NGCL"), CSC shall be merged with and into Naturol (as defined below) (the ``Merger`). Following the Merger, Naturol shall continue as the surviving corporation (the "Surviving Corporation"), shall continue to be governed by the laws of the jurisdiction of its incorporation or organization and the separate corporate existence of CSC shall cease. Naturol shall continue its existence as a wholly owned subsidiary of Coronado. Prior to the Effective Time, the parties hereto shall mutually agree as to the name of the Surviving Corporation; however, initially the Surviving Corporation shall be named NATUROL, INC., a Delaware corporation. The Merger is intended to qualify as a tax-free reorganization under Section 368 of the Code as relates to the non-cash exchange of stock referenced herein.

     Section 1.2. Effective Time. Subject to the terms and conditions set forth in this Agreement, a Certificate of Merger (the "Merger Certificate") shall be duly executed and acknowledged by each of Naturol, CSC and Coronado, and thereafter the Merger Certificate reflecting the Merger shall be delivered to the Secretary of State of the State of Nevada for filing pursuant to the NGCL on the Closing Date (as defined in Section 1.3). The Merger shall become effective at such time as a properly executed and certified copy of the Merger Certificate is duly filed by the Secretary of State of the State of Nevada in accordance with the NGCL or such later time as the parties may agree upon and set forth in the Merger Certificate (the time at which the Merger becomes effective shall be referred to herein as the "Effective Time"). Concurrently, at the Effective Time Coronado shall amend its Certificate of Incorporation to change its name to Naturol, Inc.

     Section 1.3. Closing of the Merger. The closing of the Merger (the "Closing") will take place at a time and on a date to be specified by the parties, which shall be no later than the second business day after satisfaction of the latest to occur of the conditions set forth in Article 5 (the "Closing Date"), at the offices of Sperry Young & Stoecklein, 1850 E.
Flamingo Rd., Suite 111, Las Vegas, Nevada, unless another time, date or place is agreed to in writing by the parties hereto.

     Section 1.4. Effects of the Merger. The Merger shall have the effects set forth in the NGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers of CSC shall vest in the Surviving Corporation, and all debts, liabilities and duties of CSC shall become the debts, liabilities and duties of the Surviving Corporation. Concurrently, Naturol shall remain a wholly owned subsidiary of Coronado.

     Section 1.5. Board of Directors and Officers.

     (a) Board of Directors of CSC. At or prior to the Effective Time, Coronado agrees to take such action as is necessary (i) to cause the number of directors comprising the full Board of Directors of CSC to be one (1) person and (ii) to cause Richard T. Hethey, (the "Coronado Designee") to be elected as director of CSC.

     (b) Board of Directors of Coronado. At or prior to the Effective Time, each of Naturol and Coronado agrees to take such action as is necessary (i) to cause the number of directors comprising the full Board of Directors of Coronado to be three (3) persons and (ii) to cause Paul McClory, Isaac Moss, and Michael J. Ram, (the "Naturol Designees") to be elected as directors of Coronado. In addition, majority stockholders of Coronado at the Effective Time shall take all action necessary to cause, to the greatest extent practicable, the Naturol Designees to serve on Coronado's Board of Directors until the 2002 Annual Meeting. If the Naturol Designee, respectively, shall decline or be unable to serve as a director prior to the Effective Time, Naturol shall nominate another person to serve in such person's stead, which such person shall be subject to approval of the other party. From and after the Effective Time, and until successors are duly elected or appointed and qualified in accordance with applicable law, Paul McClory shall be Chief Executive Officer, President Chairman, Isaac Moss shall be Secretary and Treasurer of Coronado.

     Section 1.6. Conversion of Shares.

     (a) At the Effective Time, each share of common stock, par value $.001 per share of Naturol (individually a "Naturol Share" and collectively, the "Naturol Shares") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Naturol, Coronado, CSC or the holder thereof, be converted into and shall become fully paid and nonassessable Coronado common shares determined by dividing (i) Fifty Million (50,000,000), by (ii) the total number of shares of Naturol, anticipated to be Fifty Million (50,000,000) outstanding at the Effective Time (such quotient, the "Exchange Ratio"). The holder of one or more shares of Naturol common stock shall be entitled to receive in exchange therefor a number of shares of Coronado Common Stock equal to the product of (x) (the number of shares of Naturol common stock (50,000,000), times (y) (the Exchange Ratio). Coronado Shares and Naturol Shares are sometimes referred to collectively herein as "Shares." By way of example, 50,000,000/50,000,000 = 1.00 (the Exchange Ratio). The number of shares of Naturol common stock held by a stockholder (100,000) times the Exchange Ratio of 1.00 equals 100,000 shares of Coronado Shares to be issued.

     (b) At the Effective Time, each Naturol Share held in the treasury of Naturol, by Naturol immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Naturol, CSC or Coronado be canceled, retired and cease to exist and no payment shall be made with respect thereto.

     Section 1.7. Exchange of Certificates.

     (a) Prior to the Effective Time, Coronado shall enter into an agreement with, and shall deposit with, Sperry Young & Stoecklein, or such other agent or agents as may be satisfactory to Coronado and Naturol (the "Exchange Agent"), for the benefit of the holders of Naturol Shares, for exchange through the Exchange Agent in accordance with this Article I: (i) certificates representing the appropriate number of Coronado Shares to be issued to holders of Naturol Shares issuable pursuant to Section 1.6 in exchange for outstanding Naturol Shares.

     (b) As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding Naturol Shares (the "Certificates") whose shares were converted into the right to receive Coronado Shares pursuant to Section 1.6: (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Naturol and Coronado may reasonably specify) and
(ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing Coronado Shares. Upon surrender of a Certificate to the Exchange Agent, together with such letter of transmittal, duly executed, and any other required documents, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole Coronado Shares and, if applicable, a check representing the cash consideration to which such holder may be entitled on account of the Cash Fund, which such holder has the right to receive pursuant to the provisions of this Article I, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Naturol
Shares which are not registered in the transfer records of Naturol, a certificate representing the proper number of Coronado Shares may be issued to a transferee if the Certificate representing such Naturol Shares is presented to the Exchange Agent accompanied by all documents required by the Exchange Agent or Coronado to evidence and effect such transfer and by evidence that any applicable stock transfer or other taxes have been paid. Until surrendered as contemplated by this Section 1.7, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the certificate representing Coronado Shares as contemplated by this Section 1.8.

     (c) No dividends or other distributions declared or made after the Effective Time with respect to Coronado Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the Coronado Shares represented thereby until the holder of record of such Certificate shall surrender such Certificate.

     (d) In the event that any Certificate for Naturol Shares or Coronado Shares shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange therefor, upon the making of an affidavit of that fact by the holder thereof such Coronado Shares and cash in lieu of fractional
Coronado Shares, if any, as may be required pursuant to this Agreement; provided, however, that Coronado or the Exchange Agent, may, in its respective discretion, require the delivery of a suitable bond, opinion or indemnity.

     (e) All Coronado Shares issued upon the surrender for exchange of Naturol Shares in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such Naturol Shares. There shall be no further registration of transfers on the stock transfer books of either of Naturol or Coronado of the Naturol Shares or Coronado Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to Coronado for any reason, they shall be canceled and exchanged as provided in this Article I.

     (f) No fractional Coronado Shares shall be issued in the Merger, but in lieu thereof each holder of Naturol Shares otherwise entitled to a fractional Coronado Share shall, upon surrender of its, his or her Certificate or Certificates, be entitled to receive an additional share to round up to the nearest round number of shares.

     Section 1.8. Stock Options. At the Effective Time, each outstanding option to purchase Naturol Shares, if any (a "Naturol Stock Option" or collectively, "Naturol Stock Options") issued pursuant to any Naturol Stock Option Plan or Naturol Long Term Incentive Plan whether vested or unvested, shall be cancelled.

     Section 1.9. Taking of Necessary Action; Further Action. If, at any time after the Effective Time, Naturol or Coronado reasonably determines that any deeds, assignments, or instruments or confirmations of transfer are necessary or desirable to carry out the purposes of this Agreement and to vest Coronado with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Naturol, the officers and directors of Coronado and Naturol are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary or desirable action.
                                  ARTICLE 2

                 Representations and Warranties of Coronado

Except as set forth on the Disclosure Schedule delivered by Coronado to Naturol (the "Coronado Disclosure Schedule"), Coronado hereby represents and warrants to Naturol as follows:

Section 2.1. Organization and Qualification.

(a) Coronado is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not have a Material Adverse Effect (as defined below) on Coronado. When used in connection with Coronado, the term "Material Adverse Effect" means any change or effect (i) that is or is reasonably likely to be materially adverse to the business, results of operations, condition (financial or otherwise) or prospects of Coronado, other than any change or effect arising out of general economic conditions unrelated to any business in which Coronado is engaged, or (ii) that may impair the ability of Coronado to perform its obligations hereunder or to consummate the transactions contemplated hereby.

(b) Coronado has heretofore delivered to Naturol accurate and complete copies of the Certificate of Incorporation and Bylaws (or similar governing documents), as currently in effect, of Coronado. Except as set forth on
Schedule 2.1 of the Coronado Disclosure Schedule, Coronado is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect on Coronado.

Section 2.2. Capitalization of Coronado.

(a) The authorized capital stock of Coronado consists of Two Hundred Million (200,000,000) Coronado Common Shares, of which, as of July 31, 2001, 25,000,000 Coronado Shares were issued and outstanding. All of the outstanding Coronado Shares have been duly authorized and validly issued, and are fully paid, nonassessable and free of preemptive rights. Except as set forth herein, as of the date hereof, there are no outstanding (i) shares of capital stock or other voting securities of Coronado, (ii) securities of Coronado convertible into or exchangeable for shares of capital stock or voting securities of Coronado, (iii) options or other rights to acquire from Coronado and, except as described in the Coronado SEC Reports (as defined below), no obligations of Coronado to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Coronado, and (iv) equity equivalents, interests in the ownership or earnings of Coronado or other similar rights (collectively, "Coronado Securities"). As of the date hereof, except as set forth on
Schedule 2.2(a) of the Coronado Disclosure Schedule there are no outstanding obligations of Coronado or its subsidiaries to repurchase, redeem or otherwise acquire any Coronado Securities or stockholder agreements, voting trusts or other agreements or understandings to which Coronado is a party or by which it is bound relating to the voting or registration of any shares of capital stock of Coronado. For purposes of this Agreement, ``Lien" means, with respect to any asset (including, without limitation, any security) any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

(b) The Coronado Shares constitute the only class of equity securities of Coronado registered or required to be registered under the Exchange Act.

(c) Coronado does not own directly or indirectly more than fifty percent (50%) of the outstanding voting securities or interests (including membership interests) of any entity, other than as specifically disclosed in the disclosure documents.

Section 2.3. Authority Relative to this Agreement; Recommendation.

(a) Coronado has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by the Board of Directors of Coronado (the "Coronado Board") and no other corporate proceedings on the part of Coronado are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, except, as referred to in Section 2.17, the approval and adoption of this Agreement by the holders of at least a majority of the then outstanding Coronado Shares. This Agreement has been duly and validly executed and delivered by Coronado and constitutes a valid, legal and binding agreement of Coronado, enforceable against Coronado in accordance with its terms.

(b) The Coronado Board has resolved to recommend that the stockholders of Coronado approve and adopt this Agreement.

Section 2.4. SEC Reports; Financial Statements.

(a) Coronado has filed all required forms, reports and documents with the Securities and Exchange Commission (the "SEC") since the filing of its 10SB on June 9, 1999, each of which has complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the
"Securities Act"), and the Exchange Act (and the rules and regulations promulgated thereunder, respectively), each as in effect on the dates such forms, reports and documents were filed. Coronado has heretofore delivered or promptly will deliver prior to the Effective Date to Naturol, in the form filed with the SEC (including any amendments thereto but excluding any exhibits), (i) its Annual Report on Form 10-KSB for the fiscal year ended January 31, 2001, (ii) all definitive proxy statements relating to Coronado's meetings of stockholders (whether annual or special) held since January 31,

2001, if any, and (iii) all other reports or registration statements filed by Coronado with the SEC since January 31, 2001 (all of the foregoing, collectively, the "Coronado SEC Reports"). None of such Coronado SEC Reports, including, without limitation, any financial statements or schedules included or incorporated by reference therein, contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements of Coronado included in the Coronado SEC Reports fairly present, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the financial position of Coronado as of the dates thereof and its results of operations and changes in financial position for the periods then ended. All material agreements, contracts and other documents required to be filed as exhibits to any of the Coronado SEC Reports have been so filed.

(b) Coronado has heretofore made available or promptly will make available to Naturol a complete and correct copy of any amendments or modifications which are required to be filed with the SEC but have not yet been filed with the SEC, to agreements, documents or other instruments which previously had been filed by Coronado with the SEC pursuant to the Exchange Act.

Section 2.5. Information Supplied. None of the information supplied or to be supplied by Coronado for inclusion or incorporation by reference in connection with the Merger (the "Proxy Statement") will at the date mailed to stockholders of Coronado and at the times of the meeting or meetings of stockholders of Coronado to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement, insofar as it relates to the meeting of Coronado's stockholders to vote on the Merger, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

Section 2.6. Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, state securities or blue sky laws, the Hart-Scott-Rodino Antitrust Improvements Act of 1916, as amended (the ``HSR Act''), the rules of the National Association of Securities Dealers, Inc. ("NASD"), the filing and recordation of the Merger Certificate as required by the NGCL, and as set forth on Schedule 2.6 of the Coronado Disclosure Schedule no filing with or notice to, and no permit, authorization, consent or approval of, any court or tribunal or administrative, governmental or regulatory body, agency or authority (a
"Governmental Entity") is necessary for the execution and delivery by Coronado of this Agreement or the consummation by Coronado of the transactions contemplated hereby, except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings or give such notice would not have a Material Adverse Effect on Coronado.

Except as set forth in Section 2.6 of the Coronado Disclosure Schedule, neither the execution, delivery and performance of this Agreement by Coronado nor the consummation by Coronado of the transactions contemplated hereby will
(i) conflict with or result in any breach of any provision of the respective Certificate of Incorporation or Bylaws (or similar governing documents) of Coronado, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Coronado is a party or by which any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to Coronado or any of its properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults which would not have a Material Adverse Effect on Coronado.

Section 2.7. No Default. Except as set forth in Section 2.7 of the Coronado Disclosure Schedule, Coronado is not in breach, default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a breach default or violation) of any term, condition or provision of (i) its Certificate of Incorporation or Bylaws (or similar governing documents), (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Coronado is now a party or by which any of its respective properties or assets may be bound or (iii) any order, writ injunction, decree, law, statute, rule or regulation applicable to Coronado or any of its respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults that would not have a Material Adverse Effect on Coronado. Except as set forth in Section 2.7 of the Coronado Disclosure Schedule, each note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Coronado is now a party or by which its respective properties or assets may be bound that is material to Coronado and that has not expired is in full force and effect and is not subject to any material default thereunder of which Coronado is aware by any party obligated to Coronado thereunder.

Section 2.8. No Undisclosed Liabilities; Absence of Changes. Except as set forth in Section 2.8 of the Coronado Disclosure Schedule and except as and to the extent publicly disclosed by Coronado in the Coronado SEC Reports, as of September 18, 2001, Coronado does not have any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by generally accepted accounting principles to be reflected on a balance sheet of Coronado (including the notes thereto) or which would have a Material Adverse Effect on Coronado. Except as publicly disclosed by Coronado, since September 18, 2001, Coronado has not incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, which could reasonably be expected to have, and there have been no events, changes or effects with respect to Coronado having or which reasonably could be expected to have, a Material Adverse Effect on Coronado. Except as and to the extent publicly disclosed by Coronado in the Coronado SEC Reports and except as set forth in Section 2.8 of the Coronado Disclosure Schedule, since September 18, 2001, there has not been (i) any material change by Coronado in its accounting methods, principles or practices (other than as required after the date hereof by concurrent changes in generally accepted accounting principles), (ii) any revaluation by Coronado of any of its assets having a Material Adverse Effect on Coronado, including, without limitation, any write-down of the value of any assets other than in the ordinary course of business or (iii) any other action or event that would have required the consent of any other party hereto pursuant to Section 4.1 of this Agreement had such action or event occurred after the date of this Agreement.

Section 2.9. Litigation. Except as publicly disclosed by Coronado in the Coronado SEC Reports, there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of Coronado, threatened against Coronado or any of its subsidiaries or any of their respective properties or assets before any Governmental Entity which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Coronado or could reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement. Except as publicly disclosed by Coronado in the Coronado SEC Reports, Coronado is not subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen in the future, could reasonably be expected to have a Material Adverse Effect on Coronado or could reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby.

Section 2.10. Compliance with Applicable Law. Except as publicly disclosed by Coronado in the Coronado SEC Reports, Coronado holds all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the `'Coronado Permits"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which would not have a Material Adverse Effect on Coronado. Except as publicly disclosed by Coronado in the Coronado SEC Reports, Coronado is in compliance with the terms of the Coronado Permits, except where the failure so to comply would not have a Material Adverse Effect on Coronado. Except as publicly disclosed by Coronado in the Coronado SEC Reports, the business of Coronado is not being conducted in violation of any law, ordinance or regulation of any Governmental Entity except that no representation or warranty is made in this Section 2.10 with respect to Environmental Laws (as defined in Section 2.12 below) and except for violations or possible violations which do not, and, insofar as reasonably can be foreseen, in the future will not, have a Material Adverse Effect on Coronado. Except as publicly disclosed by Coronado in the Coronado SEC Reports, no investigation or review by any Governmental Entity with respect to Coronado is pending or, to the knowledge of Coronado, threatened, nor, to the knowledge of Coronado, has any Governmental Entity indicated an intention to conduct the same, other than, in each case, those which Coronado reasonably believes will not have a Material Adverse Effect on Coronado.

Section 2.11. Employee Benefit Plans; Labor Matters.

(a) Except as set forth in Section 2.11(a) of the Coronado Disclosure Schedule with respect to each employee benefit plan, program, policy, arrangement and contract (including, without limitation, any "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), maintained or contributed to at any time by Coronado or any entity required to be aggregated with Coronado pursuant to Section 414 of the Code (each, a "Coronado Employee Plan"), no event has occurred and to the knowledge of Coronado, no condition or set of circumstances exists in connection with which Coronado could reasonably be expected to be subject to any liability which would have a Material Adverse Effect on Coronado.

(b) (i) No Coronado Employee Plan is or has been subject to Title IV of ERISA or Section 412 of the Code; and (ii) each Coronado Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code is the subject of a favorable Internal Revenue Service determination letter, and nothing has occurred which could reasonably be expected to adversely affect such determination.

(c) Section 2.11(c) of the Coronado Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of each person who holds any Coronado Stock Options, together with the number of Coronado Shares which are subject to such option, the date of grant of such option, the extent to which such option is vested (or will become vested as a result of the Merger), the option price of such option (to the extent determined as of the date hereof), whether such option is a nonqualified stock option or is intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code, and the expiration date of such option. Section 2.11(c) of the Coronado Disclosure Schedule also sets forth the total number of such incentive stock options and such nonqualified options. Coronado has furnished Naturol with complete copies of the plans pursuant to which the Coronado Stock Options were issued. Other than the automatic vesting of Coronado Stock Options that may occur without any action on the part of Coronado or its officers or directors, Coronado has not taken any action that would result in any Coronado Stock Options that are unvested becoming vested in connection with or as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(d) Coronado has made available to Naturol (i) a description of the terms of employment and compensation arrangements of all officers of Coronado and a copy of each such agreement currently in effect; (ii) copies of all agreements with consultants who are individuals obligating Coronado to make annual cash payments in an amount exceeding $60,000; (iii) a schedule listing all officers of Coronado who have executed a non-competition agreement with Coronado and a copy of each such agreement currently in effect; (iv) copies (or descriptions) of all severance agreements, programs and policies of Coronado with or relating to its employees, except programs and policies required to be maintained by law; and (v) copies of all plans, programs, agreements and other arrangements of Coronado with or relating to its employees which contain change in control provisions all of which are set forth in Section 2.11(d) of the Coronado Disclosure Schedule.

(e) There shall be no payment, accrual of additional benefits, acceleration of payments, or vesting in any benefit under any Coronado Employee Plan or any agreement or arrangement disclosed under this Section 2.11 solely by reason of entering into or in connection with the transactions contemplated by this Agreement.

(f) There are no controversies pending or, to the knowledge of Coronado, threatened, between Coronado and any of their employees, which controversies have or could reasonably be expected to have a Material Adverse Effect on Coronado. Neither Coronado nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Coronado or any of its subsidiaries (and neither Coronado nor any of its subsidiaries has any outstanding material liability with respect to any terminated collective bargaining agreement or labor union contract), nor does Coronado know of any activities or proceedings of any labor union to organize any of its or employees. Coronado has no knowledge of any strike, slowdown, work stoppage, lockout or threat thereof, by or with respect to any of its employees.

Section 2.12. Environmental Laws and Regulations.

(a) Except as publicly disclosed by Coronado in the Coronado SEC Reports, (i) Coronado is in material compliance with all applicable federal, state, local and foreign laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) (collectively, "Environmental Laws"), except for non-compliance that would not have a Material Adverse Effect on Coronado, which compliance includes, but is not limited to, the possession by Coronado of all material permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) Coronado has not received written notice of, or, to the knowledge of Coronado, is the subject of, any action, cause of action, claim, investigation, demand or notice by any person or entity alleging liability under or non-compliance with any Environmental Law (an ``Environmental Claim") that could reasonably be expected to have a Material Adverse Effect on Coronado; and (iii) to the knowledge of Coronado, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future.

(b) Except as publicly disclosed by Coronado, there are no Environmental Claims which could reasonably be expected to have a Material Adverse Effect on Coronado that are pending or, to the knowledge of Coronado, threatened against Coronado or, to the knowledge of Coronado, against any person or entity whose liability for any Environmental Claim Coronado has or may have retained or assumed either contractually or by operation of law.

Section 2.13. Tax Matters.

(a)  Except as set forth in Section 2.13 of the Coronado Disclosure Schedule:
(i) Coronado has filed or has had filed on its behalf in a timely manner (within any applicable extension periods) with the appropriate Governmental Entity all income and other material Tax Returns (as defined herein) with respect to Taxes (as defined herein) of Coronado and all Tax Returns were in all material respects true, complete and correct; (ii) all material Taxes with respect to Coronado have been paid in full or have been provided for in accordance with GAAP on Coronado's most recent balance sheet which is part of the Coronado SEC Documents. (iii) there are no outstanding agreements or waivers extending the statutory period of limitations applicable to any federal, state, local or foreign income or other material Tax Returns required to be filed by or with respect to Coronado; (iv) to the knowledge of Coronado none of the Tax Returns of or with respect to Coronado is currently being audited or examined by any Governmental Entity; and (v) no deficiency for any income or other material Taxes has been assessed with respect to Coronado which has not been abated or paid in full.

(b) For purposes of this Agreement, (i) "Taxes" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, sales, use, ad valorem, goods and services, capital, transfer, franchise, profits, license, withholding, payroll, employment, employer health, excise, estimated, severance, stamp, occupation, property or other taxes, customs duties, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority and (ii) "Tax Return" shall mean any report, return, documents declaration or other information or filing required to be supplied to any taxing authority or jurisdiction with respect to Taxes.

Section 2.14. Title to Property. Coronado has good and defensible title to all of its properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which, individually or in the aggregate, would not have a Material Adverse Effect on Coronado; and, to Coronado's knowledge, all leases pursuant to which Coronado leases from others real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, to the knowledge of Coronado, under any of such leases, any existing material default or event of default (or event which with notice of lapse of time, or both, would constitute a default and in respect of which Coronado has not taken adequate steps to prevent such a default from occurring) except where the lack of such good standing, validity and effectiveness, or the existence of such default or event, would not have a Material Adverse Effect on Coronado.

Section 2.15. Intellectual Property.

(a) Coronado owns, or possesses adequate licenses or other valid rights to use, all existing United States and foreign patents, trademarks, trade names, service marks, copyrights, trade secrets and applications therefor that are material to its business as currently conducted (the "Coronado Intellectual Property Rights").

(b) The validity of the Coronado Intellectual Property Rights and the title thereto of Coronado is not being questioned in any litigation to which Coronado is a party.

(c) Except as set forth in Section 2.15(c) of the Coronado Disclosure Schedule, the conduct of the business of Coronado as now conducted does not, to Coronado's knowledge, infringe any valid patents, trademarks, trade names, service marks or copyrights of others. The consummation of the transactions completed hereby will not result in the loss or impairment of any Coronado Intellectual Property Rights.

(d) Coronado has taken steps it believes appropriate to protect and maintain its trade secrets as such, except in cases where Coronado has elected to rely on patent or copyright protection in lieu of trade secret protection.

Section 2.16. Insurance. Coronado currently does not maintain general liability and other business insurance.

Section 2.17. Vote Required. The affirmative vote of the holders of at least a majority of the outstanding Coronado Shares is the only vote of the holders of any class or series of Coronado's capital stock necessary to approve and adopt this Agreement and the Merger.

Section 2.18. Tax Treatment. Neither Coronado nor, to the knowledge of Coronado, any of its affiliates has taken or agreed to take action that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code.

Section 2.19. Affiliates. Except for Principal Coronado Stockholder ("PCS") and the directors and executive officers of Coronado, each of whom is listed in Section 2.19 of the Coronado Disclosure Schedule, there are no persons who, to the knowledge of Coronado, may be deemed to be affiliates of Coronado under Rule 1-02(b) of Regulation S-X of the SEC (the "Coronado Affiliates").

Section 2.20. Certain Business Practices. None of Coronado or any directors, officers, agents or employees of Coronado has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended (the "FCPA"), or (iii) made any other unlawful payment.

Section 2.21. Insider Interests. Except as set forth in Section 2.21 of the Coronado Disclosure Schedule, neither PCS nor any officer or director of Coronado has any interest in any material property, real or personal, tangible or intangible, including without limitation, any computer software or Coronado Intellectual Property Rights, used in or pertaining to the business of Coronado, except for the ordinary rights of a stockholder or employee stock optionholder.

Section 2.22. Opinion of Financial Adviser. No advisers, as of the date hereof, have delivered to the Coronado Board a written opinion to the effect that, as of such date, the exchange ratio contemplated by the Merger is fair to the holders of Coronado Shares.

Section 2.23. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Coronado.

Section 2.24. Disclosure. No representation or warranty of Coronado in this Agreement or any certificate, schedule, document or other instrument furnished or to be furnished to Naturol pursuant hereto or in connection herewith contains, as of the date of such representation, warranty or instrument, or will contain any untrue statement of a material fact or, at the date thereof, omits or will omit to state a material fact necessary to make any statement herein or therein, in light of the circumstances under which such statement is or will be made, not misleading.

Section 2.25. No Existing Discussions. As of the date hereof, Coronado is not engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to any Third Party Acquisition (as defined in Section 4.4).

Section 2.26. Material Contracts.

(a) Coronado has delivered or otherwise made available to Naturol true, correct and complete copies of all contracts and agreements (and all amendments, modifications and supplements thereto and all side letters to which Coronado is a party affecting the obligations of any party thereunder) to which Coronado is a party or by which any of its properties or assets are bound that are, material to the business, properties or assets of Coronado taken as a whole, including, without limitation, to the extent any of the following are, individually or in the aggregate, material to the business, properties or assets of Coronado taken as a whole, all: (i) employment, product design or development, personal services, consulting, non-competition, severance, golden parachute or indemnification contracts (including, without limitation, any contract to which Coronado is a party involving employees of Coronado); (ii) licensing, publishing, merchandising or distribution agreements; (iii) contracts granting rights of first refusal or first negotiation; (iv) partnership or joint venture agreements; (v) agreements for the acquisition, sale or lease of material properties or assets or stock or otherwise entered into since July 1, 2001; (vi) contracts or agreements with any Governmental Entity. and (vii) all commitments and agreements to enter into any of the foregoing (collectively, together with any such contracts entered into in accordance with Section 4.1 hereof, the "Coronado Contracts"). Coronado is not a party to or bound by any severance, golden parachute or other agreement with any employee or consultant pursuant to which such person would be entitled to receive any additional compensation or an accelerated payment of compensation as a result of the consummation of the transactions contemplated hereby.

(b) Each of the Coronado Contracts is valid and enforceable in accordance with its terms, and there is no default under any Coronado Contract so listed either by Coronado or, to the knowledge of Coronado, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by Coronado or, to the knowledge of Coronado, any other party, in any such case in which such default or event could reasonably be expected to have a Material Adverse Effect on Coronado.

(c) No party to any such Coronado Contract has given notice to Coronado of or made a claim against Coronado with respect to any breach or default thereunder, in any such case in which such breach or default could reasonably be expected to have a Material Adverse Effect on Coronado.

                                  ARTICLE 3

                  Representations and Warranties of Naturol

     Except as set forth on the Disclosure Schedule delivered by Naturol to Coronado (the "Naturol Disclosure Schedule"), Naturol hereby represents and warrants to Coronado as follows:

     Section 3.1. Organization and Qualification.

     (a) Each of Naturol and its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not have a Material Adverse Effect (as defined below) on Naturol. When used in connection with Naturol, the term "Material Adverse Effect'' means any change or effect (i) that is or is reasonably likely to be materially adverse to the business, results of operations, condition (financial or otherwise) or prospects of Naturol and its subsidiaries, taken as a whole, other than any change or effect arising out of general economic conditions unrelated to any businesses in which Naturol and its subsidiaries are engaged, or (ii) that may impair the ability of Naturol to consummate the transactions contemplated hereby.

     (b) Naturol has heretofore delivered to Coronado accurate and complete copies of the Certificate of Incorporation and Bylaws (or similar governing documents), as currently in effect, of Naturol. Each of Naturol and its subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect on Naturol.

     Section 3.2. Capitalization of Naturol.

     (a) As of August 1, 2001, the authorized capital stock of Naturol consists of; (i) Fifty Million (50,000,000) Naturol common Shares, $0.001 par value, 48,400,000 common Shares were issued and were outstanding. All of the outstanding Naturol Shares have been duly authorized and validly issued, and are fully paid, nonassessable and free of preemptive rights.

     (b) Except as set forth in Section 3.2(b) of the Naturol Disclosure Schedule, Naturol is the record and beneficial owner of all of the issued and outstanding shares of capital stock of its subsidiaries.

     (c) Except as set forth in Section 3.2(c) of the Naturol Disclosure Schedule and the 506 offering dated August 15, 2001 and any amendment thereto, whereby Naturol is offering 1,600,000 Shares at $0.25 per share, between September 1, 2001 and the date hereof, no shares of Naturol's capital stock have been issued and no Naturol Stock options have been granted. Except as set forth in Section 3.2(a) above, as of the date hereof, there are no outstanding (i) shares of capital stock or other voting securities of Naturol, (ii) securities of Naturol or its subsidiaries convertible into or exchangeable for shares of capital stock or voting securities of Naturol,
(iii) options or other rights to acquire from Naturol or its subsidiaries, or obligations of Naturol or its subsidiaries to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Naturol, or (iv) equity equivalents, interests in the ownership or earnings of Naturol or its subsidiaries or other similar rights (collectively, "Naturol Securities"). As of the date hereof, there are no outstanding obligations of Naturol or any of its subsidiaries to repurchase, redeem or otherwise acquire any Naturol Securities. There are no stockholder agreements, voting trusts or other agreements or understandings to which Naturol is a party or by which it is bound relating to the voting or registration of any shares of capital stock of Naturol.

     (d) Except as set forth in Section 3.2(d) of the Naturol Disclosure Schedule, there are no securities of Naturol convertible into or exchangeable for, no options or other rights to acquire from Naturol, and no other contract, understanding, arrangement or obligation (whether or not contingent) providing for the issuance or sale, directly or indirectly, of any capital stock or other ownership interests in, or any other securities of, any subsidiary of Naturol.

     (e) The Naturol Shares constitute the only class of equity securities of Naturol or its subsidiaries.

     (f) Except as set forth in Section 3.2(f) of the Naturol Disclosure Schedule, Naturol does not own directly or indirectly more than fifty percent (50%) of the outstanding voting securities or interests (including membership interests) of any entity.

     Section 3.3. Authority Relative to this Agreement; Recommendation.

     (a) Naturol has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Naturol (the "Naturol Board"), and no other corporate proceedings on the part of Naturol are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, except, as referred to in Section 3.17, the approval and adoption of this Agreement by the holders of at least a majority of the then outstanding Naturol Shares. This Agreement has been duly and validly executed and delivered by Naturol and constitutes a valid, legal and binding agreement of Naturol, enforceable against Naturol in accordance with its terms.

     (b) The Naturol Board has resolved to recommend that the stockholders of Naturol approve and adopt this Agreement.

     Section 3.4. SEC Reports; Financial Statements. Naturol is not required to file forms, reports and documents with the SEC.

     Section 3.5. Information Supplied. None of the information supplied or to be supplied by Naturol for inclusion or incorporation by reference to (i) the 8-K will, at the time the 8-K is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Proxy Statement will, at the date mailed to stockholders of Coronado, if any, and at the times of the meeting or meetings of stockholders of Coronado to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement, insofar as it relates to the meeting of Naturol's stockholders to vote on the Merger, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder, and the 8-K will comply as to form in all material respects with the provisions of the Securities Act and the rules and regulations thereunder.

     Section 3.6. Consents and Approvals; No Violations. Except as set forth in Section 3.6 of the Naturol Disclosure Schedule, and for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, state securities or blue sky laws, the HSR Act, the rules of the NASD, and the filing and recordation of the Merger Certificate as required by the NGCL, no filing with or notice to, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution and delivery by Naturol of this Agreement or the consummation by Naturol of the transactions contemplated hereby, except where the failure to obtain such permits, authorizations consents or approvals or to make such filings or give such notice would not have a Material Adverse Effect on Naturol.

     Neither the execution, delivery and performance of this Agreement by Naturol nor the consummation by Naturol of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective Certificate of Incorporation or Bylaws (or similar governing documents) of Naturol or any of Naturol's subsidiaries, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Naturol or any of Naturol's subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to Naturol or any of Naturol's subsidiaries or any of their respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults which would not have a Material Adverse Effect on Naturol.

Section 3.7. No Default. None of Naturol or any of its subsidiaries is in breach, default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a breach, default or violation) of any term, condition or provision of (i) its Certificate of Incorporation or Bylaws (or similar governing documents), (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Naturol or any of its subsidiaries is now a party or by which any of them or any of their respective properties or assets may be bound or (iii) any order, writ, injunction, decree, law, statute, rule or regulation applicable to Naturol, its subsidiaries or any of their respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults that would not have a Material Adverse Effect on Naturol. Each note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Naturol or any of its subsidiaries is now a party or by which any of them or any of their respective properties or assets may be bound that is material to Naturol and its subsidiaries taken as a whole and that has not expired is in full force and effect and is not subject to any material default thereunder of which Naturol is aware by any party obligated to Naturol or any subsidiary thereunder.

Section 3.8. No Undisclosed Liabilities; Absence of Changes. Except as and to the extent disclosed by Naturol in the Naturol, none of Naturol or its subsidiaries had any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by generally accepted accounting principles to be reflected on a consolidated balance sheet of Naturol and its consolidated subsidiaries (including the notes thereto) or which would have a Material Adverse Effect on Naturol. Except as disclosed by Naturol, none of Naturol or its subsidiaries has incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, which could reasonably be expected to have, and there have been no events, changes or effects with respect to Naturol or its subsidiaries having or which could reasonably be expected to have, a Material Adverse Effect on Naturol. Except as and to the extent disclosed by Naturol there has not been
(i) any material change by Naturol in its accounting methods, principles or practices (other than as required after the date hereof by concurrent changes in generally accepted accounting principles), (ii) any revaluation by Naturol of any of its assets having a Material Adverse Effect on Naturol, including, without limitation, any write-down of the value of any assets other than in the ordinary course of business or (iii) any other action or event that would have required the consent of any other party hereto pursuant to Section 4.2 of this Agreement had such action or event occurred after the date of this Agreement.

Section 3.9. Litigation. Except as set forth in Schedule 3.9 of the Naturol Disclosure Schedule there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of Naturol, threatened against Naturol or any of its subsidiaries or any of their respective properties or assets before any Governmental Entity which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Naturol or could reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement. Except as disclosed by Naturol, none of Naturol or its subsidiaries is subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen in the future, could reasonably be expected to have a Material Adverse Effect on Naturol or could reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby.

     Section 3.10. Compliance with Applicable Law. Except as disclosed by Naturol, Naturol and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "Naturol Permits"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which would not have a Material Adverse Effect on Naturol. Except as disclosed by Naturol, Naturol and its subsidiaries are in compliance with the terms of the Naturol Permits, except where the failure so to comply would not have a Material Adverse Effect on Naturol. Except as disclosed by Naturol, the businesses of Naturol and its subsidiaries are not being conducted in violation of any law, ordinance or regulation of any Governmental Entity except that no representation or warranty is made in this
Section 3.10 with respect to Environmental Laws and except for violations or possible violations which do not, and, insofar as reasonably can be foreseen, in the future will not, have a Material Adverse Effect on Naturol. Except as disclosed by Naturol no investigation or review by any Governmental Entity with respect to Naturol or its subsidiaries is pending or, to the knowledge of Naturol, threatened, nor, to the knowledge of Naturol, has any Governmental Entity indicated an intention to conduct the same, other than, in each case, those which Naturol reasonably believes will not have a Material Adverse Effect on Naturol.

     Section 3.11. Employee Benefit Plans; Labor Matters.

     (a) With respect to each employee benefit plan, program, policy, arrangement and contract (including, without limitation, any "employee benefit plan," as defined in Section 3(3) of ERISA), maintained or contributed to at any time by Naturol, any of its subsidiaries or any entity required to be aggregated with Naturol or any of its subsidiaries pursuant to
Section 414 of the Code (each, a "Naturol Employee Plan"), no event has occurred and, to the knowledge of Naturol, no condition or set of circumstances exists in connection with which Naturol or any of its subsidiaries could reasonably be expected to be subject to any liability which would have a Material Adverse Effect on Naturol.

     (b) (i) No Naturol Employee Plan is or has been subject to Title IV of ERISA or Section 412 of the Code; and (ii) each Naturol Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code is the subject of a favorable Internal Revenue Service determination letter, and nothing has occurred which could reasonably be expected to adversely affect such determination.

     (c) Section 3.11(c) of the Naturol Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of each person who holds any Naturol Stock Options, together with the number of Naturol Shares which are subject to such option, the date of grant of such option, the extent to which such option is vested (or will become vested as a result of the Merger), the option price of such option (to the extent determined as of the date hereof), whether such option is a nonqualified stock option or is intended to qualify as an incentive stock option within the meaning of
Section 422(b) of the Code, and the expiration date of such option. Section 3.11(c) of the Naturol Disclosure Schedule also sets forth the total number of such incentive stock options and such nonqualified options. Naturol has furnished Coronado with complete copies of the plans pursuant to which the Naturol Stock Options were issued. Other than the automatic vesting of Naturol Stock Options that may occur without any action on the part of Naturol or its officers or directors, Naturol has not taken any action that would result in any Naturol Stock Options that are unvested becoming vested in connection with or as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     (d) Naturol has made available to Coronado (i) a description of the terms of employment and compensation arrangements of all officers of Naturol and a copy of each such agreement currently in effect; (ii) copies of all agreements with consultants who are individuals obligating Naturol to make annual cash payments in an amount exceeding $60,000; (iii) a schedule listing all officers of Naturol who have executed a non-competition agreement with Naturol and a copy of each such agreement currently in effect; (iv) copies (or descriptions) of all severance agreements, programs and policies of Naturol with or relating to its employees, except programs and policies required to be maintained by law; and (v) copies of all plans, programs, agreements and other arrangements of the Naturol with or relating to its employees which contain change in control provisions.

     (e) Except as disclosed in Section 3.11(e) of the Naturol Disclosure Schedule there shall be no payment, accrual of additional benefits, acceleration of payments, or vesting in any benefit under any Naturol Employee Plan or any agreement or arrangement disclosed under this Section
3.11 solely by reason of entering into or in connection with the transactions contemplated by this Agreement.

     (f) There are no controversies pending or, to the knowledge of Naturol threatened, between Naturol or any of its subsidiaries and any of their respective employees, which controversies have or could reasonably be expected to have a Material Adverse Effect on Naturol. Neither Naturol nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Naturol or any of its subsidiaries (and neither Naturol nor any of its subsidiaries has any outstanding material liability with respect to any terminated collective bargaining agreement or labor union contract), nor does Naturol know of any activities or proceedings of any labor union to organize any of its or any of its subsidiaries' employees. Naturol has no knowledge of any strike, slowdown, work stoppage, lockout or threat thereof by or with respect to any of its or any of its subsidiaries' employees.

     Section 3.12. Environmental Laws and Regulations.

     (a) Except as disclosed by Naturol, (i) each of Naturol and its subsidiaries is in material compliance with all Environmental Laws, except for non-compliance that would not have a Material Adverse Effect on Naturol, which compliance includes, but is not limited to, the possession by Naturol and its subsidiaries of all material permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) none of Naturol or its subsidiaries has received written notice of, or, to the knowledge of Naturol, is the subject of, any Environmental Claim that could reasonably be expected to have a Material Adverse Effect on Naturol; and (iii) to the knowledge of Naturol, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future.

     (b) Except as disclosed by Naturol, there are no Environmental Claims which could reasonably be expected to have a Material Adverse Effect on Naturol that are pending or, to the knowledge of Naturol, threatened against Naturol or any of its subsidiaries or, to the knowledge of Naturol, against any person or entity whose liability for any Environmental Claim Naturol or its subsidiaries has or may have retained or assumed either contractually or by operation of law.

     Section 3.13. Tax Matters. Except as set forth in Section 3.13 of the Naturol Disclosure Schedule: (i) Naturol and each of its subsidiaries has filed or has had filed on its behalf in a timely manner (within any applicable extension periods) with the appropriate Governmental Entity all income and other material Tax Returns with respect to Taxes of Naturol and each of its subsidiaries and all Tax Returns were in all material respects true, complete and correct; (ii) all material Taxes with respect to Naturol and each of its subsidiaries have been paid in full or have been provided for in accordance with GAAP on Naturol's most recent balance sheet which is part of the Naturol SEC Documents; (iii) there are no outstanding agreements or waivers extending the statutory period of limitations applicable to any federal, state, local or foreign income or other material Tax Returns required to be filed by or with respect to Naturol or its subsidiaries; (iv) to the knowledge of Naturol none of the Tax Returns of or with respect to Naturol or any of its subsidiaries is currently being audited or examined by any Governmental Entity; and (v) no deficiency for any income or other material Taxes has been assessed with respect to Naturol or any of its subsidiaries which has not been abated or paid in full.

     Section 3.14. Title to Property. Naturol and each of its subsidiaries have good and defensible title to all of their properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which, individually or in the aggregate, would not have a Material Adverse Effect on Naturol; and, to Naturol's knowledge, all leases pursuant to which Naturol or any of its subsidiaries lease from others real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, to the knowledge of Naturol, under any of such leases, any existing material default or event of default (or event which with notice or lapse of time, or both, would constitute a material default and in respect of which Naturol or such subsidiary has not taken adequate steps to prevent such a default from occurring) except where the lack of such good standing, validity and effectiveness, or the existence of such default or event of default would not have a Material Adverse Effect on Naturol.

     Section 3.15. Intellectual Property.

     (a) Each of Naturol and its subsidiaries owns, or possesses adequate licenses or other valid rights to use, all existing United States and foreign patents, trademarks, trade names, services marks, copyrights, trade secrets, and applications therefor that are material to its business as currently conducted (the "Naturol Intellectual Property Rights").

     (b) Except as set forth in Section 3.15(b) of the Naturol Disclosure Schedule the validity of the Naturol Intellectual Property Rights and the title thereto of Naturol or any subsidiary, as the case may be, is not being questioned in any litigation to which Naturol or any subsidiary is a party.

     (c) The conduct of the business of Naturol and its subsidiaries as now conducted does not, to Naturol's knowledge, infringe any valid patents, trademarks, tradenames, service marks or copyrights of others. The consummation of the transactions contemplated hereby will not result in the loss or impairment of any Naturol Intellectual Property Rights.

     (d) Each of Naturol and its subsidiaries has taken steps it believes appropriate to protect and maintain its trade secrets as such, except in cases where Naturol has elected to rely on patent or copyright protection in lieu of trade secret protection.

     Section 3.16. Insurance. Naturol and its subsidiaries maintain general liability and other business insurance that Naturol believes to be reasonably prudent for its business.

     Section 3.17. Vote Required. The affirmative vote of the holders of at least a majority of the outstanding Naturol Shares is the only vote of the holders of any class or series of Naturol's capital stock necessary to approve and adopt this Agreement and the Merger.

     Section 3.18. Tax Treatment. Neither Naturol nor, to the knowledge of Naturol, any of its affiliates has taken or agreed to take any action that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code.

     Section 3.19. Affiliates. Except for the directors and executive officers of Naturol, each of whom is listed in Section 3.19 of the Naturol Disclosure Schedule, there are no persons who, to the knowledge of Naturol, may be deemed to be affiliates of Naturol under Rule 1-02(b) of Regulation S-X of the SEC (the "Naturol Affiliates").

     Section 3.20. Certain Business Practices. None of Naturol, any of its subsidiaries or any directors, officers, agents or employees of Naturol or any of its subsidiaries has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the FCPA, or (iii) made any other unlawful payment.

     Section 3.21. Insider Interests. Except as set forth in Section 3.21 of the Naturol Disclosure Schedule, no officer or director of Naturol has any interest in any material property, real or personal, tangible or intangible, including without limitation, any computer software or Naturol Intellectual Property Rights, used in or pertaining to the business of Naturol or any subsidiary, except for the ordinary rights of a stockholder or employee stock optionholder.

Section 3.22. Opinion of Financial Adviser. No advisers, as of the date hereof, have delivered to the Naturol Board a written opinion to the effect that, as of such date, the exchange ratio contemplated by the Merger is fair to the holders of Naturol Shares.

     Section 3.23. Brokers. No broker, finder or investment banker is entitled to any brokerage, finders or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Naturol.

     Section 3.24. Disclosure. No representation or warranty of Naturol in this Agreement or any certificate, schedule, document or other instrument furnished or to be furnished to Coronado pursuant hereto or in connection herewith contains, as of the date of such representation, warranty or instrument, or will contain any untrue statement of a material fact or, at the date thereof, omits or will omit to state a material fact necessary to make any statement herein or therein, in light of the circumstances under which such statement is or will be made, not misleading.

     Section 3.25. No Existing Discussions. As of the date hereof, Naturol is not engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to any Third Party Acquisition (as defined in Section 5.4).

     Section 3.26. Material Contracts.

     (a) Naturol has delivered or otherwise made available to Coronado true, correct and complete copies of all contracts and agreements (and all amendments, modifications and supplements thereto and all side letters to which Naturol is a party affecting the obligations of any party thereunder) to which Naturol or any of its subsidiaries is a party or by which any of their properties or assets are bound that are, material to the business, properties or assets of Naturol and its subsidiaries taken as a whole, including, without limitation, to the extent any of the following are, individually or in the aggregate, material to the business, properties or assets of Naturol and its subsidiaries taken as a whole, all: (i) employment, product design or development, personal services, consulting, non-competition, severance, golden parachute or indemnification contracts (including, without limitation, any contract to which Naturol is a party involving employees of Naturol); (ii) licensing, publishing, merchandising or distribution agreements; (iii) contracts granting rights of first refusal or first negotiation; (iv) partnership or joint venture agreements; (v) agreements for the acquisition, sale or lease of material properties or assets or stock or otherwise. (vi) contracts or agreements with any Governmental Entity; and (vii) all commitments and agreements to enter into any of the foregoing (collectively, together with any such contracts entered into in accordance with Section 5.2 hereof, the `Naturol Contracts"). Neither Naturol nor any of its subsidiaries is a party to or bound by any severance, golden parachute or other agreement with any employee or consultant pursuant to which such person would be entitled to receive any additional compensation or an accelerated payment of compensation as a result of the consummation of the transactions contemplated hereby.

     (b) Each of the Naturol Contracts is valid and enforceable in accordance with its terms, and there is no default under any Naturol Contract so listed either by Naturol or, to the knowledge of Naturol, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by Naturol or, to the knowledge of Naturol, any other party, in any such case in which such default or event could reasonably be expected to have a Material Adverse Effect on Naturol.

     (c) No party to any such Naturol Contract has given notice to Naturol of or made a claim against Naturol with respect to any breach or default thereunder, in any such case in which such breach or default could reasonably be expected to have a Material Adverse Effect on Naturol.

                                  ARTICLE 4

                                  Covenants

     Section 4.1. Conduct of Business of Coronado. Except as contemplated by this Agreement or as described in Section 4.1 of the Coronado Disclosure Schedule, during the period from the date hereof to the Effective Time, Coronado will conduct its operations in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, seek to preserve intact its current business organization, keep available the service of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or as described in
Section 4.1 of the Coronado Disclosure Schedule, prior to the Effective Time, Coronado will not, without the prior written consent of Naturol:

     (a) amend its Certificate of Incorporation or Bylaws (or other similar governing instrument);

     (b) amend the terms of any stock of any class or any other securities (except bank loans) or equity equivalents.

     (c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any other actual, constructive or deemed distribution in respect of its capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities;

     (d)  adopt  a  plan  of  complete or partial  liquidation,  dissolution,
merger,    consolidation,    restructuring,   recapitalization    or    other
reorganization of Coronado (other than the Merger);

     (e) (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings or issuances of letters of credit under existing lines of credit in the ordinary course of business; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person.
(iii) make any loans, advances or capital contributions to, or investments in, any other person; (iv) pledge or otherwise encumber shares of capital stock of Coronado; or (v) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any material Lien thereupon (other than tax Liens for taxes not yet due);

     (f) except as may be required by law, enter into, adopt or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee in any manner, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, without limitation, the granting of stock appreciation rights or performance units); provided, however, that this paragraph (f) shall not prevent Coronado from (i) entering into employment agreements or severance agreements with employees in the ordinary course of business and consistent with past practice or (ii) increasing annual compensation and/or providing for or amending bonus arrangements for employees for fiscal 1999 in the ordinary course of year-end compensation reviews consistent with past practice and paying bonuses to employees for fiscal 1999 in amounts previously disclosed to Naturol (to the extent that such compensation increases and new or amended bonus arrangements do not result in a material increase in benefits or compensation expense to Coronado);

     (g) acquire, sell, lease or dispose of any assets in any single transaction or series of related transactions (other than in the ordinary course of business);

     (h) except as may be required as a result of a change in law or in generally accepted accounting principles, change any of the accounting principles or practices used by it;

     (i) revalue in any material respect any of its assets including, without limitation, writing down the value of inventory or writing-off notes or accounts receivable other than in the ordinary course of business;

     (j) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein; (ii) enter into any contract or agreement other than in the ordinary course of business consistent with past practice which would be material to Coronado; (iii) authorize any new capital expenditure or expenditures which, individually is in excess of $1,000 or, in the aggregate, are in excess of $5,000; provided, however that none of the foregoing shall limit any capital expenditure required pursuant to existing contracts;

     (k) make any tax election or settle or compromise any income tax liability material to Coronado;

     (l) settle or compromise any pending or threatened suit, action or claim which (i) relates to the transactions contemplated hereby or (ii) the settlement or compromise of which could have a Material Adverse Effect on Coronado;

     (m) commence any material research and development project or terminate any material research and development project that is currently ongoing, in either case, except pursuant to the terms of existing contracts or in the ordinary course of business; or

     (n) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.1(a) through 4.1(m) or any action which would make any of the representations or warranties of contained in this Agreement untrue or incorrect.

     Section 4.2. Conduct of Business of Naturol. Except as contemplated by this Agreement or as described in Section 4.2 of the Naturol Disclosure Schedule during the period from the date hereof to the Effective Time, Naturol will conduct its operations in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, seek to preserve intact its current business organization, keep available the service of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or as described in
Section 4.2 of the Naturol Disclosure Schedule, prior to the Effective Time, Naturol will not, without the prior written consent of:

     (a) amend its Certificate of Incorporation or Bylaws (or other similar governing instrument);

     (b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities (except bank loans) or equity equivalents (including, without limitation, any stock options or stock appreciation rights;

     (c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any other actual, constructive or deemed distribution in respect of its capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities;

     (d) adopt a plan of complete or partial liquidation, dissolution, merger consolidation, restructuring, re-capitalization or other reorganization of Naturol (other than the Merger);

     (e) (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings or issuances of letters of credit under existing lines of credit in the ordinary course of business. (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person;
(iii) make any loans, advances or capital contributions to or investments in, any other person; (iv) pledge or otherwise encumber shares of capital stock of Naturol or its subsidiaries; or (v) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any material Lien thereupon (other than tax Liens for taxes not yet due);

     (f) except as may be required by law, enter into, adopt or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee in any manner, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, without limitation, the granting of stock appreciation rights or performance units); provided, however, that this paragraph (f) shall not prevent Naturol or its subsidiaries from (i) entering into employment agreements or severance agreements with employees in the ordinary course of business and consistent with past practice or (ii) increasing annual compensation and/or providing for or amending bonus arrangements for employees for fiscal 1999 in the ordinary course of yearend compensation reviews consistent with past practice and paying bonuses to employees for fiscal 1999 in amounts previously disclosed to (to the extent that such compensation increases and new or amended bonus arrangements do not result in a material increase in benefits or compensation expense to Naturol);

     (g) acquire, sell, lease or dispose of any assets in any single transaction or series of related transactions other than in the ordinary course of business;

     (h) except as may be required as a result of a change in law or in generally accepted accounting principles, change any of the accounting principles or practices used by it;

     (i) revalue in any material respect any of its assets, including, without limitation, writing down the value of inventory of writing-off notes or accounts receivable other than in the ordinary course of business;

     (j) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership, or other business organization or division thereof or any equity interest therein; (ii) enter into any contract or agreement other than in the ordinary course of business consistent with past practice which would be material to Naturol; (iii) authorize any new capital expenditure or expenditures which, individually, is in excess of $1,000 or, in the aggregate, are in excess of $5,000: provided, however that none of the foregoing shall limit any capital expenditure required pursuant to existing contracts;

     (k) make any tax election or settle or compromise any income tax liability material to Naturol and its subsidiaries taken as a whole;

     (l) settle or compromise any pending or threatened suit, action or claim which (i) relates to the transactions contemplated hereby or (ii) the settlement or compromise of which could have a Material Adverse Effect on Naturol;

     (m) commence any material research and development project or terminate any material research and development project that is currently ongoing, in either case, except pursuant to the terms of existing contracts or except in the ordinary course of business; or

     (n) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.2(a) through 4.2(m) or any action which would make any of the representations or warranties of the Naturol contained in this Agreement untrue or incorrect.

     Section 4.3. Preparation of 8-K and the Proxy Statement. Naturol and Coronado shall promptly prepare and file with the SEC the Proxy Statement, if required by counsel.

     Section 4.4. Other Potential Acquirers.

     (a) Naturol, its affiliates and their respective officers, directors, employees, representatives and agents shall immediately cease any existing discussions or negotiations, if any, with any parties conducted heretofore with respect to any Third Party Acquisition.

     Section 4.5. Meetings of Stockholders. Each of Naturol and Coronado shall take all action necessary, in accordance with the respective General Corporation Law of its respective state, and its respective certificate of incorporation and bylaws, to duly call, give notice of, convene and hold a meeting of its stockholders as promptly as practicable, to consider and vote upon the adoption and approval of this Agreement and the transactions contemplated hereby. The stockholder votes required for the adoption and approval of the transactions contemplated by this Agreement shall be the vote required by the NGCL and its charter and bylaws, in the case of Coronado and the General Corporation Law of its respective state, and its charter and bylaws, in the case of Naturol. Coronado and Naturol will, through their respective Boards of Directors, recommend to their respective stockholders approval of such matters

     Section 4.6. OTC:BB Listing. The parties shall use all reasonable efforts to cause the Coronado Shares, subject to Rule 144, to be traded on the Over The Counter Bulletin Board (OTC:BB).

     Section 4.7. Access to Information.

     (a) Between the date hereof and the Effective Time, Coronado will give Naturol and its authorized representatives, and Naturol will give Coronado and its authorized representatives, reasonable access to all employees, plants, offices, warehouses and other facilities and to all books and records of itself and its subsidiaries, will permit the other party to make such inspections as such party may reasonably require and will cause its officers and those of its subsidiaries to furnish the other party with such financial and operating data and other information with respect to the business and properties of itself and its subsidiaries as the other party may from time to time reasonably request.

     (b) Between the date hereof and the Effective Time, Coronado shall furnish to Naturol, and Naturol will furnish to Coronado, within 25 business days after the end of each quarter, quarterly statements prepared by such party (in conformity with its past practices) as of the last day of the period then ended.

     (c) Each of the parties hereto will hold and will cause its consultants and advisers to hold in confidence all documents and information furnished to it in connection with the transactions contemplated by this Agreement.

     Section 4.8. Additional Agreements, Reasonable Efforts. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation,
(i) cooperating in the preparation and filing of the Proxy Statement and the 8-K, any filings that may be required under the HSR Act, and any amendments to any thereof; (ii) obtaining consents of all third parties and Governmental Entities necessary, proper or advisable for the consummation of the transactions contemplated by this Agreement; (iii) contesting any legal proceeding relating to the Merger and (iv) the execution of any additional instruments necessary to consummate the transactions contemplated hereby. Subject to the terms and conditions of this Agreement, Naturol and Coronado agree to use all reasonable efforts to cause the Effective Time to occur as soon as practicable after the stockholder votes with respect to the Merger. In case at any time after the Effective Time any further action is necessary to carry out the purposes of this Agreement, the proper officers and directors of each party hereto shall take all such necessary action.

     Section 4.9. Employee Benefits; Stock Option and Employee Purchase Plans. It is the parties' present intent to provide after the Effective Time to employees of Naturol employee benefit plans (other than stock option or other plans involving the potential issuance of securities of Coronado) which, in the aggregate, are not less favorable than those currently provided by Naturol. Notwithstanding the foregoing, nothing contained herein shall be construed as requiring the parties to continue any specific employee benefit plans.

     Section 4.10. Public Announcements. Naturol, and Coronado will consult with one another before issuing any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement, including, without limitation, the Merger, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law or by obligations pursuant to any listing agreement with the NASD Over The Counter Bulletin Board (OTC:BB) as determined by Naturol or Coronado.

     Section 4.11. Indemnification.

     (a) To the extent, if any, not provided by an existing right under one of the parties' directors and officers liability insurance policies, from and after the Effective Time, Coronado shall, to the fullest extent permitted by applicable law, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, a director, officer or employee of the parties hereto or any subsidiary thereof (each an "Indemnified Party" and, collectively, the ``Indemnified Parties") against all losses, expenses (including reasonable attorneys' fees and expenses), claims, damages or liabilities or, subject to the proviso of the next succeeding sentence, amounts paid in settlement arising out of actions or omissions occurring at or prior to the Effective Time and whether asserted or claimed prior to, at or after the Effective Time) that are in whole or in part (i) based on, or arising out of the fact that such person is or was a director, officer or employee of such party or a subsidiary of such party or (ii) based on, arising out of or pertaining to the transactions contemplated by this Agreement. In the event of any such loss expense, claim, damage or liability (whether or not arising before the Effective Time), (i) Coronado shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties, which counsel shall be reasonably satisfactory to Coronado, promptly after statements therefor are received and otherwise advance to such Indemnified Party upon request reimbursement of documented expenses reasonably incurred, in either case to the extent not prohibited by the NGCL or its certificate of incorporation or bylaws, (ii) Coronado will cooperate in the defense of any such matter and (iii) any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under the NGCL and Coronado's certificate of incorporation or bylaws shall be made by independent counsel mutually acceptable to Coronado and the Indemnified Party; provided, however, that Coronado shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld). The Indemnified Parties as a group may retain only one law firm with respect to each related matter except to the extent there is, in the opinion of counsel to an Indemnified Party, under applicable standards of professional conduct, conflict on any significant issue between positions of any two or more Indemnified Parties.

       (b) In the event Coronado or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity or such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, proper provision shall be made so that the successors and assigns of Coronado shall assume the obligations set forth in this Section 4.11.

     (c) To the fullest extent permitted by law, from and after the Effective Time, all rights to indemnification now existing in favor of the employees, agents, directors or officers of Coronado and Naturol and their subsidiaries with respect to their activities as such prior to the Effective Time, as provided in Coronado's and Naturol's certificate of incorporation or bylaws, in effect on the date thereof or otherwise in effect on the date hereof, shall survive the Merger and shall continue in full force and effect for a period of not less than six years from the Effective Time.

     (d) The provisions of this Section 4.11 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her representatives.

     Section 4.12. Notification of Certain Matters. The parties hereto shall give prompt notice to the other parties, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time, (ii) any material failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, (iii) any notice of, or other communication relating to, a default or event which, with notice or lapse of time or both, would become a default, received by such party or any of its subsidiaries subsequent to the date of this Agreement and prior to the Effective Time, under any contract or agreement material to the financial condition, properties, businesses or results of operations of such party and its subsidiaries taken as a whole to which such party or any of its subsidiaries is a party or is subject, (iv) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, or (v) any material adverse change in their respective financial condition, properties, businesses, results of operations or prospects taken as a whole, other than changes resulting from general economic conditions; provided, however, that the delivery of any notice pursuant to this Section 4.12 shall not cure such breach or non-compliance or limit or otherwise affect the remedies available hereunder to the party receiving such notice.

                                  ARTICLE 5

                  Conditions to Consummation of the Merger

     Section 5.1. Conditions to Each Party's Obligations to Effect the Merger. The respective obligations of each party hereto to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

     (a) this Agreement shall have been approved and adopted by the requisite vote of the stockholders of Coronado and Naturol;

     (b) this Agreement shall have been approved and adopted by the Board of Directors of Coronado and Naturol;

     (c) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or United States governmental authority which prohibits, restrains, enjoins or restricts the consummation of the Merger;

     (d) any waiting period applicable to the Merger under the HSR Act shall have terminated or expired, and any other governmental or regulatory notices or approvals required with respect to the transactions contemplated hereby shall have been either filed or received; and

     Section 5.2. Conditions to the Obligations of Coronado. The obligation of Coronado to effect the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

     (a) the representations of Naturol contained in this Agreement or in any other document delivered pursuant hereto shall be true and correct (except to the extent that the breach thereof would not have a Material Adverse Effect on Naturol) at and as of the Effective Time with the same effect as if made at and as of the Effective Time (except to the extent such representations specifically related to an earlier date, in which case such representations shall be true and correct as of such earlier date), and at the Closing Naturol shall have delivered to Coronado a certificate to that effect;

     (b) each of the covenants and obligations of Naturol to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and at the Closing Naturol shall have delivered to Coronado a certificate to that effect;

       (d) Naturol shall have obtained the consent or approval of each person whose consent or approval shall be required in order to permit the Merger as relates to any obligation, right or interest of Naturol under any loan or credit agreement, note, mortgage, indenture, lease or other agreement or instrument, except those for which failure to obtain such consents and approvals would not, in the reasonable opinion of Coronado, individually or in the aggregate, have a Material Adverse Effect on Naturol;

     (e) there shall have been no events, changes or effects with respect to Naturol or its subsidiaries having or which could reasonably be expected to have a Material Adverse Effect on Naturol; and

     Section 5.3. Conditions to the Obligations of Naturol. The respective obligations of Naturol to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

     (a) the representations of Coronado contained in this Agreement or in any other document delivered pursuant hereto shall be true and correct (except to the extent that the breach thereof would not have a Material Adverse Effect on Coronado) at and as of the Effective Time with the same effect as if made at and as of the Effective Time (except to the extent such representations specifically related to an earlier date, in which case such representations shall be true and correct as of such earlier date), and at the Closing Coronado shall have delivered to Naturol a certificate to that effect;

     (b) each of the covenants and obligations of Coronado to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and at the Closing Coronado shall have delivered to Naturol a certificate to that effect; and

     (c) there shall have been no events, changes or effects with respect to Coronado having or which could reasonably be expected to have a Material Adverse Effect on Coronado.

                                  ARTICLE 6

                       Termination; Amendment; Waiver

Section 6.1. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after approval and adoption of this Agreement by Coronado's or Naturol's stockholders:

     (a) by mutual written consent of Coronado and Naturol;

     (b) by Naturol or Coronado if (i) any court of competent jurisdiction in the United States or other United States Governmental Entity shall have issued a final order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action is or shall have become nonappealable or (ii) the Merger has not been consummated by February 1, 2002; provided, however, that no party may terminate this Agreement pursuant to this clause (ii) if such party's failure to fulfill any of its obligations under this Agreement shall have been the reason that the Effective Time shall not have occurred on or before said date;

     (c) by Coronado if (i) there shall have been a breach of any representation or warranty on the part of Naturol set forth in this Agreement, or if any representation or warranty of Naturol shall have become untrue, in either case such that the conditions set forth in Section 5.2(a) would be incapable of being satisfied by February 1, 2002 (or as otherwise extended), (ii) there shall have been a breach by Naturol of any of their respective covenants or agreements hereunder having a Material Adverse Effect on Naturol or materially adversely affecting (or materially delaying) the consummation of the Merger, and Naturol, as the case may be, has not cured such breach within 20 business days after notice by Coronado thereof, provided that Coronado has not breached any of its obligations hereunder,
(iii) Coronado shall have convened a meeting of its stockholders to vote upon the Merger and shall have failed to obtain the requisite vote of its stockholders; or (iv) Coronado shall have convened a meeting of its Board of Directors to vote upon the Merger and shall have failed to obtain the requisite vote;

     (d) by Naturol if (i) there shall have been a breach of any representation or warranty on the part of Coronado set forth in this Agreement, or if any representation or warranty of Coronado shall have become untrue, in either case such that the conditions set forth in Section 5.3(a) would be incapable of being satisfied by February 1, 2002 (or as otherwise extended), (ii) there shall have been a breach by Coronado of its covenants or agreements hereunder having a Material Adverse Effect on Coronado or materially adversely affecting (or materially delaying) the consummation of the Merger, and Coronado, as the case may be, has not cured such breach within twenty business days after notice by Naturol thereof, provided that Naturol has not breached any of its obligations hereunder, (iii) the Coronado Board shall have recommended to Coronado's stockholders a Superior Proposal,
(iv) the Coronado Board shall have withdrawn, modified or changed its approval or recommendation of this Agreement or the Merger or shall have failed to call, give notice of, convene or hold a stockholders' meeting to vote upon the Merger, or shall have adopted any resolution to effect any of the foregoing, (v) Naturol shall have convened a meeting of its stockholders to vote upon the Merger and shall have failed to obtain the requisite vote of its stockholders or (vi) Coronado shall have convened a meeting of its stockholders to vote upon the Merger and shall have failed to obtain the requisite vote of its stockholders.

     Section 6.2. Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 6.1, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto or its affiliates, directors, officers or stockholders, other than the provisions of this Section 6.2 and Sections 4.7(c) and 6.3 hereof. Nothing contained in this Section 6.2 shall relieve any party from liability for any breach of this Agreement.

     Section 6.3. Fees and Expenses. Except as specifically provided in  this
Section 6.3, each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

     Section 6.4. Amendment. This Agreement may be amended by action taken by Coronado and Naturol at any time before or after approval of the Merger by the stockholders of Coronado and Naturol (if required by applicable law) but, after any such approval, no amendment shall be made which requires the approval of such stockholders under applicable law without such approval. This Agreement may not be amended except by an instrument in writing signed on behalf of the parties hereto.

     Section 6.5. Extension; Waiver. At any time prior to the Effective Time, each party hereto may (i) extend the time for the performance of any of the obligations or other acts of any other party, (ii) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document, certificate or writing delivered pursuant hereto or (iii) waive compliance by any other party with any of the agreements or conditions contained herein. Any agreement on the part of any party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.






                                  ARTICLE 7

                                Miscellaneous

     Section 7.1. Nonsurvival of Representations and Warranties. The representations and warranties made herein shall not survive beyond the Effective Time or a termination of this Agreement. This Section 7.1 shall not limit any covenant or agreement of the parties hereto which by its terms requires performance after the Effective Time.

     Section 7.2. Entire Agreement; Assignment. This Agreement (a) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings both written and oral, between the parties with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise.

     Section 7.3. Validity. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.

     Section 7.4. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested), to each other party as follows:

  If to Naturol:

     NATUROL, INC.
     Paul McClory
     6265 Stevenson Way,
     Las Vegas, Nevada 89119

  with a copy to:

     Stoecklein Law Group
     Donald J. Stoecklein, Esq.
     Suite 400
     402 West Broadway
     San Diego, California 92101
  if to Coronado:

     COLORADO EXPOLORATIONS LTD.
     535 Thurlow Street
     Suite 801
     BC, Canada V7N 3G7

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

     Section 7.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the principles of conflicts of law thereof.

     Section 7.6. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     Section 7.7. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and except as provided in Sections 4.9 and 4.11, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 7.8. Certain Definitions. For the purposes of this Agreement, the term:

     (a) "affiliate" means (except as otherwise provided in Sections 2.19, 3.19 and 4.13) a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person;

     (b) "business day" means any day other than a day on which Nasdaq is closed;

     (c) "capital stock" means common stock, preferred stock, partnership interests, limited liability company interests or other ownership interests entitling the holder thereof to vote with respect to matters involving the issuer thereof;

     (d) "knowledge'' or "known'' means, with respect to any matter in question, if an executive officer of Coronado or Naturol or its subsidiaries, as the case may be, has actual knowledge of such matter;

     (e) "person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other legal entity; and

     (f) "subsidiary" or "subsidiaries" of Coronado, Naturol or any other person, means any corporation, partnership, limited liability company, association, trust, unincorporated association or other legal entity of which

Coronado, Naturol or any such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the capital stock, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

     Section 7.9. Personal Liability. This Agreement shall not create or be deemed to create or permit any personal liability or obligation on the part of any direct or indirect stockholder of Coronado, Naturol or any officer, director, employee, agent, representative or investor of any party hereto.

     Section 7.10. Specific Performance. The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to the consummation of the Merger, will cause irreparable injury to the other parties for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party's obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder; provided, however, that, if a party hereto is entitled to receive any payment or reimbursement of expenses pursuant to Sections 6.3(a), (b) or (c), it shall not be entitled to specific performance to compel the consummation of the Merger.

     Section 7.11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.


In Witness Whereof, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.


                                   NATUROL, INC.

                                   By:/S/ Paul McClory
                                    Name: Paul McClory
                                    Title: President


                                   COLORADO EXPOLORATIONS LTD.

                                   By:/S/ Mary M. Hethey
                                    Name: Mary M. Hethey
                                    Title: President

                        CORONADO DISCLOSURE SCHEDULE

Schedule 2.1 Organization                         See      Amended
                                                  Articles/Bylaws/Minutes

Schedule 2.2(c) Subsidiary                        Coronado         Subsidiary
                                                  Corp.-100% owned

Schedule 2.6 Consents & Approvals                 None Required

Schedule 2.7 No Default                           Not Applicable

Schedule 2.8 No Undisclosed Liability             None Exist

Schedule 2.9 Litigation                           None Exist

Schedule 2.10 Compliance with Applicable Law      Not         Applicable-full
                                                  disclosed in 10KSB

Schedule 2.11 Employee Benefit Plans              Section     2.11(a)     Not
                                                  Applicable - None Exist

                                                  Section  2.11(b) No Benefit
                                                  Plan Exist

                                                  Section  2.11( c)No Options
                                                  Exist

                                                  Section     2.11(d)      No
                                                  Agreements Exist

Schedule 2.12 Environmental Laws and Regs         Not Applicable

Schedule 2.13 Tax Matters                         None Exist

Schedule 2.14 Title to Property                   None Exist

Schedule 2.15 Intellectual Property               None Exist

Schedule 2.16 Insurance                           None Exist

Schedule 2.17 Vote Required                       See   Shareholder   Meeting
                                                  Certificate

Schedule 2.18 Tax Treatment                       Not Applicable

Schedule 2.19 Affiliates                          Mary M. Hethey
                                                  Carsten Mide
                                                  Stacey Bligh

Schedule 2.20 Certain Business Practices          None Exist

Schedule 2.21 Insider Interest                    None Exist

Schedule 2.22 Opinion of Financial Adviser        Waived - None Exist

Schedule 2.23 Broker                              None Exist

Schedule 4.1 Conduct of Business                  See   Amended  &   Restated
                                                  Articles

                         NATUROL DISCLOSURE SCHEDULE

Schedule 3.2(b) Subsidiary Stock                  None Exist

Schedule 3.2(c) Capital Stock Rights              None Exist other than as in
                                                  Articles

Schedule 3.2(d) Securities conversions            None Exist

Schedule 3.2 (f) Subsidiaries                     None Exist

Schedule 3.6   Consents & Approvals               None Required

Schedule 3.7   No Default                         Not Applicable

Schedule 3.8   No Undisclosed Liability           None Exist

Schedule 3.9   Litigation                         None Exist

Schedule 3.10  Compliance with Applicable Law     Not Applicable

Schedule 3.11 Employee Benefit Plans              Section  3.11( c)No Options
                                                  Exist

                                                  Section     3.11(e)      No
                                                  Agreements Exist

Schedule 3.12 Environmental Laws and Regs         Not Applicable

Schedule 3.13 Tax Matters                         None Exist

Schedule 3.14 Title to Property                   None Exist

Schedule 3.15(b) Intellectual Property            None Exist

Schedule 3.16 Insurance                           None Exist

Schedule 3.17 Vote Required                       See   Shareholder   Meeting
                                                  Certificate

Schedule 3.18 Tax Treatment                       Not Applicable

Schedule 3.19 Affiliates                          Paul McClory
                                                  Isaac Moss
                                                  Michael J. Ram

Schedule 3.20 Certain Business Practices          None Exist

Schedule 3.21 Insider Interest                    None Exist

Schedule 3.22 Opinion of Financial Adviser        Waived - None Exist

Schedule 2.23 Broker                              None Exist

Schedule 4.2 Conduct of Business                  See   Amended  &   Restated
                                                  Articles

APPENDIX B

DELAWARE
     262. Appraisal rights.

      (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

      (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to 251 (other than a merger effected pursuant to 251(g) of this title), 252, 254, 257, 258, 263 or 264 of this title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of 251 of this title.

           (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

               a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

                b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;
                 c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

                d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

           (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

      (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

     (d)  Appraisal rights shall be perfected as follows:

           (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to 228 or 253 of this title, each consitutent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constitutent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constitutent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constitutent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constitutent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

      (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

      (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

      (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

      (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

      (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection
(d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

      (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

APPENDIX C
                                NATUROL, INC.

                            FINANCIAL STATEMENTS

                     Period of inception (June 18,2001)
                            to September 30, 2001

                              TABLE OF CONTENTS
                                                              PAGE #

INDEPENDENT AUDITORS REPORT                                        1

BALANCE SHEET                                                      2

STATEMENT OF OPERATIONS                                            3

STATEMENT OF STOCKHOLDERS' EQUITY                                  4

STATEMENT OF CASH FLOWS                                            5

NOTES TO FINANCIAL STATEMENTS                                      6

             Report of Independent Certified Public Accountants

Stockholders and Directors
Naturol, Inc.

We have audited the accompanying balance sheet of Naturol, Inc. (a development stage company) as of September 30, 2001 and the related statements of operations, shareholders' equity, and cash flows for the six month period of inception (June 18,2001) to September 30, 2001. These financial statements are the responsibility of the management of the Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Naturol, Inc. as of September 30, 2001 and the results of their operations and their cash flows for period of inception (June 18, 2001) to September 30, 2001 in conformity with generally accepted accounting principles in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company does not have any business operations to date and is dependent upon the continued sale of its securities or obtaining debt financing for funds to meet its cash requirements. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans with regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Weaver & Martin, LLC

Kansas City, Missouri
October 5 ,2001

Naturol, Inc.
Balance Sheet
September 30, 2001


Current assets:
  Cash                                                      $      53,750
  License Agreement                                               360,000
                                                            $     413,750

Current liabilities:
  Payment due on license agreement                          $     360,000

Shareholder's Equity:
  Common stock  50,000,000 shares authorized, par value
      $.001 and 48,615,000 shares  at 9/30/00                      48,615
       issued and outstanding
  Paid-In Capital                                                  53,535
  Subscription receivable                                        (28,400)
  Deficit accumulated during the development stage               (20,000)
                                                            $     413,750



















                     See notes to financial statements.


Naturol, Inc.
Statement of Operations
Period of inception (June 18,2001) to September 30, 2001
                                                           Period Of
                                                          Inception To
                                                         September 30,
                                                              2001
Legal costs                                           $          20,000

Net loss                                              $          20,000
































                     See notes to financial statements.


Naturol, Inc.
Statement Of Shareholders' Equity

                                                                   Deficit
                    Common Stock                                 Accumulated
                                                                  During The
               Per                         Subscription Paid In   Development
              Share    Shares     Amount    Receivable  Capital      Stage

Inception-    $0.00   48,400,00  $48,400  $   (28,400)       --         $--
shares sold      10           0
Shares sold   $0.25     215,000      215            --   53,535          --
                 00
Net loss                     --       --            --       --    (20,000)

Balance               48,615,00  $48,615  $   (28,400)   $53,53   $(20,000)
September                     0                               5
30, 2001
















                     See notes to financial statements.


Naturol, Inc.
Statement of Cash Flows
Period of inception (June 18,2001) to September 30, 2001



Net loss                                                   $     (20,000)

Financing activities:
 Stock sold                                                        73,750
Cash provided from financing activities                            73,750
Increase in cash                                                   53,750
Cash, beginning                                                        --
Cash, ending                                               $       53,750


Non cash financing activities:
 Subscription receivable for stock issued                  $       28,400
 License agreement                                         $      360,000





















                     See notes to financial statements.

Naturol, Inc.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENT

     The company was organized June 18, 2001, under the laws of the state  of
Nevada.   The  Company  currently  has no  operations  and  is  considered  a development stage company.

NOTE 1  - SIGNIFICANT ACCOUNTING POLICIES

     The Company's policy is to use the accrual method of accounting and to prepare and present financial statements which conform to United States generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and reported amounts of revenues and expenses. Actual results could differ from those estimates.

NOTE 2  - GOING CONCERN

     The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The ability of the Company to continue as a going concern is dependent upon the ability in its endeavors to seek additional sources of capital, and in attaining future profitable operations. The accompanying financial statements do not include any adjustments that might be necessary should the company be unable to continue as a going concern.

NOTE 3-SUBSCRIPTIONS RECEIVABLE

     The  company  has a subscription receivable for the sale of  stock   The
receivable is due in the next fiscal year with no interest being charged.

NOTE 4-LICENSE AGREEMENT

     The Company has entered into a license agreement whereby it has been assigned the rights in the invention of a process and apparatus for preparing extracts and oils from natural plants. The Company has rights and licenses to practice the invention in the United States, Canada and Mexico. The term of the agreement is for the term of the patent. Consideration for the agreement is a payment of $360,000 in the first year and a minimum payment of $360,000 annually until a first commercial sale of licensed product and for three years thereafter. After license year 5 compensation will consist of royalties. Royalties consist of a 8% fee based on net sales of the licensed products. In addition a 2% royalty shall be paid on the use of licensee or any sublicensee of the trademark. The first year payment has been recorded as an asset which will be amortized over the next year and an account payable.